UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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DST Systems, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING

DST Systems, Inc. 333 West 11th Street Kansas City, Missouri 64105

We cordially invite you to attend our 2017 Annual Meeting of Stockholders.

Place:	www.virtualshareholdermeeting.com/DST2017
Time:	8:00 a.m. Central Daylight Time
Date:	Tuesday, May 9, 2017

Items of Business:

1.	Elect the five director nominees named in the Proxy Statement;
2.	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017;
3.	Hold a non-binding, advisory vote on our Named Executive Officer Compensation;
4.	Hold a non-binding, advisory vote on the frequency of future "Say on Pay" Voting; and
5.	Consider and act upon such other business that may properly come before the meeting.

The record date for determining which stockholders may vote at this meeting or any adjournment is March 17, 2017. The Annual Meeting will be a completely virtual meeting. You will be able to attend, vote, and submit questions during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/DST2017.

We are distributing our proxy materials to our stockholders primarily via the Internet under the "Notice and Access" method of delivery. This approach saves printing and mailing costs and reduces the environmental impact of our Annual Meeting, while providing a convenient way to access the materials and vote. On March 24, 2017, we mailed a Notice of Internet Availability of Proxy Materials to stockholders of record. The Notice contains instructions on how to access our proxy materials and how to vote online or by telephone.

Whether or not you expect to attend the Annual Meeting, please take the time to vote now. Please either sign and return the accompanying proxy card or instruct us by telephone or Internet as to how you would like your shares voted. Please follow the voting instructions on your proxy card. Regardless of the manner in which you vote, we greatly appreciate your prompt response.

By Order of the Board of Directors,

Randall D. Young
Senior Vice President, General Counsel and Secretary
March 24, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to
be held on May 9, 2017. Our Notice of Meeting, Proxy Statement and Annual Report for the year ended
December 31, 2016 are available at www.proxyvote.com.

PROXY STATEMENT SUMMARY

This summary highlights information contained in the Proxy Statement. It does not contain all of the information you should consider. Please see the Annual Meeting Matters section beginning on Page 57 for important information about the Annual Meeting and Proxy Materials.

TIME AND PLACE OF THE ANNUAL MEETING

When: Tuesday, May 9, 2017 at 8:00 a.m. Central Daylight Time
 Where: www.virtualshareholdermeeting.com/DST2017

This year's Annual Meeting will be a completely virtual meeting of stockholders, which we will conduct via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting. You will also be able to electronically vote your shares during the meeting.

We are excited to use technology to provide expanded access, improved communication, and cost savings for our stockholders and the Company. Details on how to attend are more fully described on page 57.

MEETING AGENDA

Voting Matters	Board Recommendation	Page
Election of the Five Director Nominees Named in the Proxy Statement	FOR	1
Ratification of the Selection of the Company's Independent Registered Public Accounting Firm	FOR	19
Advisory Vote to Approve Executive Compensation	FOR	53
Advisory Vote on the Frequency of Future Say on Pay Voting	ANNUAL	54
HOW TO VOTE

We encourage you to vote at your earliest convenience, by one of the following means, before the Annual Meeting:

  ➢
  By visiting www.proxyvote.com on the Internet through your computer or mobile device,
  ➢
  By calling 1-800-690-6903, or
  ➢
  By signing, dating, and returning your proxy card or voting instruction form, if you received your Proxy Materials by mail.

You may also vote during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/DST2017 and following the instructions.

Please vote as soon as possible,
even if you plan to attend the 2017 Annual Meeting.

Proxy Statement Summary | S-1

PROXY STATEMENT SUMMARY
COMPENSATION HIGHLIGHTS

We pay for performance:

  ✓
  A significant portion of our continuing named executive officers' ("NEO") target compensation is performance-based:
  •
  Approximately 65% for our CEO
  •
  Approximately 58% on average for our other NEOs
  ✓
  100% of annual incentive compensation and approximately 67% of equity compensation are tied to performance against pre-established, specific, measurable financial performance goals

We seek to mitigate compensation-
related risk through a variety of vehicles:

  ✓
  Annual compensation risk assessment
  ✓
  Compensation recoupment policy applicable to all executive officers
  ✓
  Anti-hedging policy applicable to all associates, officers, and directors
  ✓
  Stock ownership and retention guidelines for our CEO
  ✓
  Balance of annual and long-term performance-based compensation
  ✓
  Capped annual and long-term incentives

S-2 | Proxy Statement Summary

PROXY STATEMENT SUMMARY
BOARD OF DIRECTORS

Name	Director Nominee	Director Since	Independent	Term Expires	Audit	Comp.	Nom. & Corp. Gov.

Joseph C. Antonellis	Yes	2015	Yes	2017	✓		✓
Jerome H. Bailey	Yes	2015	Yes	2017	✓	✓	✓
Lynn Dorsey Bleil	Yes	2014	Yes	2017	✓	✓	✓
Lowell L. Bryan		2012	Yes	2018	✓	✓	✓
Gary D. Forsee	Yes	2015	Yes	2017	✓	✓	✓
Charles E. Haldeman, Jr.		2014	Yes	2018	✓	✓	✓
Stephen C. Hooley	Yes	2012	No	2017
Samuel G. Liss		2012	Yes	2018	✓	✓	✓
OUR GOVERNANCE POLICIES REFLECT BEST PRACTICES
  ▪
  Recent move initiated the phased-in declassification of our Board

  ▪
  Lead Independent Director

  ▪
  Majority voting standard for uncontested director elections

  ▪
  88% of our directors are independent

  ▪
  No shareholder rights plan or "poison pill"

  ▪
  Independent directors meet regularly without management

  ▪
  Anti-hedging policy applicable to all associates, officers, and directors

  ▪
  Strong Code of Ethics

  ▪
  Corporate Governance Guidelines and Committee Charters require annual evaluation of the Board and each Committee

  ▪
  Average director tenure is just over three years

Proxy Statement Summary | S-3

PROXY STATEMENT

This Proxy Statement and accompanying proxy are being provided to stockholders of record on March 17, 2017 in connection with the solicitation of proxies by the Board of Directors (the "Board") of DST Systems, Inc. ("DST," "we," "us," "our," or the "Company") to be voted at the 2017 Annual Meeting of Stockholders on May 9, 2017.

BOARD OF DIRECTORS

PROPOSAL 1 – THE ELECTION OF DIRECTORS

Election Process.    Members of the Board will be elected at the Annual Meeting to serve until the next Annual Meeting and until their successors are elected and qualified or until their death, resignation, or removal. We have no reason to believe that any of the nominees will be unable to serve. However, if any nominee should be unavailable to serve for any reason, the Board may reduce the number of directors fixed in accordance with our Bylaws, or shares represented by proxies may be voted for a substitute director. Proxies cannot be voted for a greater number of persons than the nominees named.

Selection Criteria.    In considering nominees for the Board, the Corporate Governance/Nominating Committee (the "Nominating Committee") considers each individual's personal and professional experiences and background, in addition to the general qualifications. All nominees for election at the Annual Meeting (the "Nominees") must possess good judgment, an inquiring and independent mind, and a reputation for the highest personal and professional ethics, integrity, and values. Nominees must be willing to devote sufficient time and effort in carrying out their duties and responsibilities and should be committed to serving on the Board for an extended period of time. Nominees are evaluated in the context of the Board as a whole, with a focus on achieving an appropriate mix of skills needed to lead the Company at the Board level. The Nominating Committee regularly assesses and communicates with the Board about the current and future skills and backgrounds that would ensure the Board maintains the appropriate mix. Such skills include, among others:

  ➢
  Financial or health care industry knowledge that is necessary to oversee the Company's business performance and strategic development;
  ➢
  Corporate governance and public company board experience ensuring directors have the background and knowledge necessary to understand oversight and governance roles;
  ➢
  Accounting and finance experience enabling directors to analyze our financial statements, understand our capital structure, financial transactions, and financial reporting processes; and
  ➢
  Global business and strategy experience that is necessary for directors to have in their oversight role at a complex global organization like DST.

The Nominating Committee identifies and evaluates nominees through multiple sources, including Board and management referrals. The Nominating Committee's charter allows it to seek assistance from third-party executive search firms in identifying nominees.

The Nominating Committee also considers:

  ➢
  whether the nominee has the requisite or appropriate experience, qualifications, and skills, as described above;
  ➢
  the nominee's commitment to prepare for and regularly attend meetings of the Board and committees;
  ➢
  potential conflicts of interest; and

Page 1 | DST Systems Inc. | 2017 Proxy Statement

BOARD OF DIRECTORS
  ➢
  whether, if applicable, the nominee meets the New York Stock Exchange ("NYSE") standards for independence and has qualifications and attributes necessary under applicable listing standards and laws and regulations for service on Board committees.

In considering these items, the Nominating Committee may contemplate the interplay of the nominee's attributes with those of the other Board members and appraise the extent to which a candidate would be a desirable addition to the Board and, as applicable, its committees. Although the Board does not have a specific policy for Board diversity, the Board may, as stated in the Corporate Governance Guidelines, consider whether the nominee's background would add to the diversity of experiences, qualifications, and skills the various directors bring to their Board service. Additionally, in recommending an incumbent director for re-election, the Nominating Committee considers the nominee's prior service on the Board, continued commitment to Board service, and any changes in employment or other status that are likely to affect such nominee's qualifications to serve. Stockholders may propose director candidates for consideration by our Nominating Committee. Any recommendations should include the candidate's name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of DST at the address set forth on page 61.

Declassification.    In 2015, we amended our Certificate of Incorporation to eliminate the classification of our Board. All directors elected at the 2016 Annual Meeting and beyond will be elected to one-year terms. Declassification of our Board will be complete by the 2018 Annual Meeting and, at that time, all directors will be voted on annually.

Votes Required.    Each stockholder is entitled to one vote for each share held in the election of directors.

Majority Vote Standard for Election of Directors.    Our Bylaws and Corporate Governance Guidelines provide for a majority voting standard for the election of directors. This means that any director who, in an uncontested election, receives a greater number of "against" votes than "for" votes must promptly tender his or her resignation to the Board of Directors, subject to its acceptance. The Nominating Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it. Both the Nominating Committee and the Board may consider any factors they deem appropriate and relevant to their actions.

The Board will act on the tendered resignation, taking into account the Nominating Committee's recommendation. The affected director cannot participate in any part of the process. We will publicly disclose the Board's decision by a press release, a filing with the Securities and Exchange Commission ("SEC"), or other broadly disseminated means of communication within four days after the decision is made.

In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast by the holders of shares entitled to vote on the election of directors, provided a quorum is present.

Age Restrictions.    The Nominating Committee generally will not recommend the nomination of any individual who is age 75 or older at the date of nomination. The Board may approve an exception to this policy under extraordinary circumstances, on a case-by-case basis.

Independence.    Our Board has determined that seven of our eight directors are "independent" as defined by applicable law, NYSE Listing Standards, and our Corporate Governance Guidelines. Based on such standards, Mr. Hooley is not an independent director because he is an executive officer of the Company. Each of our committees is comprised solely of independent directors.

Number of Directors.    The Board has currently fixed its size at eight.

DST Systems Inc. | 2017 Proxy Statement | Page 2

BOARD OF DIRECTORS
BOARD'S NOMINEES

Nominees Whose Terms Will Expire at the 2017 Annual Meeting

Joseph C. Antonellis, 62, director since December 2015

Experience: Mr. Antonellis served in a variety of positions of increasing responsibility at State Street Corporation ("State Street") from November 1991 through July 2015. Since March 2010, he served as Vice Chairman and head of all Europe and Asia/Pacific Global Services and Global Markets businesses. In 2006, he was appointed Vice Chairman with additional responsibility as head of Investor Services in North America and Global Investment Manager Outsourcing Services. Prior to this, in 2003, he was named head of Information Technology and Global Securities Services. Before joining State Street, Mr. Antonellis held a number of positions with Bank of Boston over a 15-year period, including Mutual Fund Custody division head and deputy corporate auditor. Until October 2015, he served as a director of Princeton Financial Systems Inc., a State Street company.

Skills & Qualifications: Mr. Antonellis brings to our Board extensive leadership experience as well as global financial services and technological expertise gained from his tenure at State Street.

Committee Service: Serves on the Audit and Nominating Committees.

Jerome H. Bailey, 64, director since May 2015

Experience: Most recently, Mr. Bailey served as CFO of the Institutional Clients Group at Citigroup Inc., from August 2011 until his retirement in October 2014. Previously, he was CFO and Chief Information Officer of Equiniti Ltd., a United Kingdom-based provider of administrative, processing, and payment solutions. He has also served as Chief Operating Officer and CFO of NYMEX (New York Mercantile Exchange), and as CFO of Marsh, Inc., an insurance brokerage and risk management firm. Mr. Bailey also served as Executive Vice President and CFO at Dow Jones, and as CFO at Salomon Inc. and Salomon Brothers. While at Marsh and Dow Jones, along with managing the financial functions, he had responsibility for the technology and operations, process change, and strategic development. He also served as Managing Director and Controller of Morgan Stanley and as a Partner at PricewaterhouseCoopers.

Skills & Qualifications: Mr. Bailey has more than 35 years of experience in financial services, operations, and accounting. In addition, his financial knowledge, management experience, and accounting background make him a valuable asset to the Board and Audit Committee.

Committee Service: Chair of the Company's Audit Committee and serves on the Compensation and Nominating Committees.

Page 3 | DST Systems Inc. | 2017 Proxy Statement

BOARD OF DIRECTORS

Lynn Dorsey Bleil, 53, director since May 2014

Experience: Ms. Bleil was the leader of McKinsey & Company's West Coast Healthcare Practice, and a leader of McKinsey's worldwide Healthcare Practice. She retired in November 2013 as a Senior Partner (i.e., Director) in the Southern California Office of McKinsey. During her 25+ years with McKinsey, she worked exclusively within the healthcare sector, advising senior management and boards of leading companies on corporate and business unit strategy, mergers and acquisitions/ integration, marketing & sales, public policy, and organization – across all segments of the healthcare value chain. In addition to public company board service in the healthcare field, Ms. Bleil is a trustee of Intermountain's Park City Medical Center Governing Board.

Other Public Company Board Service: Stericycle, Inc. and Sonova Holdings AG

Skills & Qualifications: Ms. Bleil is a valuable asset to our Board. Her significant expertise in the healthcare industry, which we expect to be a key area of growth and a value driver going forward, helps advance our strategic business plan.

Committee Service: Serves on the Compensation, Audit, and Nominating Committees.

Gary D. Forsee, 66, director since May 2015

Experience: Mr. Forsee was President of the University of Missouri System, a state university system, from December 2007 through January 2011. From 2005 through 2007, he served as Chief Executive Officer of Sprint Nextel Corporation, a telecommunications company. From 2003 to 2005, he was Chairman of the Board and Chief Executive Officer at Sprint Corporation, prior to its merger with Nextel Communications. Prior to that time, Mr. Forsee served as Vice Chairman and Chief Operations Officer at the Bell South Corporation, as President of Bell South International, and as Chief Executive Officer of Global One Communications in Brussels, Belgium, a joint venture of France Telecom, Deutsche TeleKom, and Sprint. He began his career in 1972 with Southwestern Bell Telephone Company.

Other Public Company Board Service: Great Plains Energy Incorporated and Ingersoll-Rand Public Limited Partnership

Skills & Qualifications: Mr. Forsee brings to our Board his background as a chief executive of large, technologically complex enterprises. He brings his experience in strategic development and overseeing compensation programs.

Committee Service: Chair of the Compensation Committee and serves on the Audit and Nominating Committees.

DST Systems Inc. | 2017 Proxy Statement | Page 4

BOARD OF DIRECTORS

Stephen C. Hooley, 54, director since July 2012

Principal Occupation: Chief Executive Officer, President and Chairman of the Board

Experience: Mr. Hooley became our Chief Executive Officer and President in September 2012, after joining the Company in July 2009 as our President and Chief Operating Officer. He became Chairman of the Board in July 2014. He was the President and Chief Executive Officer of Boston Financial from mid-2004 until joining DST.

Skills & Qualifications: Mr. Hooley's deep financial services industry experience; his extensive knowledge of DST and the interrelationship of our domestic and international diversified business ventures; and his well-established relationships with our customers, associates, and partners are valuable assets to the Board as it works to enhance value for stockholders. Mr. Hooley has developed a productive relationship with the Board, collaborating on DST's most important strategic issues.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE BOARD NOMINEES.

Page 5 | DST Systems Inc. | 2017 Proxy Statement

BOARD OF DIRECTORS
CONTINUING DIRECTORS

Directors who are Continuing in Office.

Lowell L. Bryan, 71, Lead Independent Director, director since May 2012

Experience: Mr. Bryan is a former Senior Adviser at McKinsey & Company, a global company in the business of management consulting to companies in numerous industries. He retired in mid-January 2012 from his 27 year role as a Senior Partner (i.e., Director) at McKinsey, where he was a co-founder of the company's financial institutions and strategy practices. Upon retirement from his 36 years of full-time service at McKinsey, he founded L L Bryan Advisory, LLC, which advises management and boards on corporate strategy and organizational issues.

Skills & Qualifications: Mr. Bryan brings an independent perspective to our Board as a result of his knowledge of the operation of the global capital markets and the global economy, as well as strategic, organizational, and operations issues faced by our financial and healthcare clients. He is the author of several books on banking, capital markets, strategy, and organizational topics. He has advised the boards of directors and top management of dozens of financial institutions, healthcare, and industrial clients primarily on issues of strategy and organization. His knowledge and vast experience contribute to his effectiveness as our Lead Independent Director.

Committee Service: Serves on the Compensation, Audit, and Nominating Committee.

Term Expires: 2018 Annual Meeting

Charles E. Haldeman, Jr., 68, director since November 2014

Experience: From July 2009 through May 2012, Mr. Haldeman was Chief Executive Officer and Director of Federal Home Loan Mortgage Corporation ("Freddie Mac"), a government-sponsored enterprise that provides mortgage liquidity to the housing market. From 2003 through mid-2009, he held key leadership positions at Putnam Investment Management, LLC, including CEO and President through June 2008 as well as Chairman of the Board in his final year. Mr. Haldeman has held several executive positions in the asset management industry, including as Chairman and CEO of Delaware Investments and as President and Chief Operating Officer of United Asset Management Corporation. Mr. Haldeman is a Chartered Financial Analyst with a Juris Doctorate and M.B.A. from Harvard.

Other Public Company Board Service: KCG Holdings, Inc. and S&P Global Inc.

Skills & Qualifications: Mr. Haldeman is an effective addition to our Board with his extensive financial services, capital markets, asset management, finance, and financial regulation knowledge gained through more than 40 years of financial services experience. Through his mutual fund leadership experience, he has insight into the strategic challenges faced by our financial services clients.

Committee Service: Serves on the Compensation, Audit, and Nominating Committees.

Term Expires: 2018 Annual Meeting

DST Systems Inc. | 2017 Proxy Statement | Page 6

BOARD OF DIRECTORS

Samuel G. Liss, 60, director since May 2012

Experience: Mr. Liss has been the managing principal since July 2010 of WhiteGate Partners LLC, an advisory firm focused on the financial and business services sectors. He has also served since April 2014 as an Adjunct Professor of Finance at New York University Stern School of Business. From April 2004 through June 2010, Mr. Liss was Executive Vice President, Travelers Companies, Inc., a provider of property and casualty insurance, and continues to serve as an advisor. He was responsible for corporate strategy, divestitures and acquisitions, and had direct management responsibility for one of Travelers' three operating divisions – Financial, Professional, and International Insurance. From February 2003 through March 2004, Mr. Liss was Executive Vice President of The St. Paul Companies. From 1994 through 2001, he served as Managing Director Financial Institutions Banking Group and Managing Director Equity Research at Credit Suisse First Boston, Inc. He began his career at Salomon Brothers.

Other Public Company Board Service: Verisk Analytics, Inc.

Skills & Qualifications: Mr. Liss' strong background in financial services, management, and capital markets plus other public and private board experience contribute to his service on our Board and effectiveness as the Chair of our Nominating Committee.

Committee Service: Chair of the Nominating Committee and serves on the Compensation and Audit Committees.

Term Expires: 2018 Annual Meeting

BOARD REFRESHMENT

Our Board has been refreshed over the past few years as many of our long-standing directors retired. In 2012, our average director tenure was approximately 12 years. Now, our directors have an average tenure of approximately three years.

Page 7 | DST Systems Inc. | 2017 Proxy Statement

BOARD OF DIRECTORS
COMMITTEES OF THE BOARD

Committee/Responsibilities	2016 Meetings	Members

Audit Committee	5	Chair: Mr. Bailey

•

appointing, approving the services and overseeing the work of, and receiving reports directly from the independent registered public accounting firm

•

reviewing audited financial statements and various other public disclosures

•

assisting the Board in overseeing material financial risk exposures

•

assisting the Board in overseeing our internal audit function and legal and regulatory compliance, as well as the integrity of our financial statements and certain internal controls

Other Members:
Mr. Antonellis
Ms. Bleil
Mr. Bryan
Mr. Forsee
Mr. Haldeman
Mr. Liss

Our Board has determined that Messrs. Antonellis, Bailey, Bryan, Forsee, Haldeman, and Liss are each an "audit committee financial expert." Each member of the Audit Committee is "financially literate" as defined by NYSE rules. No Committee member serves on more than two other public company audit committees.

Nominating Committee	4	Chair: Mr. Liss

•

identifying and recommending to the Board persons to serve as directors and on Board committees

•

evaluating independence and other qualifications of Board and committee members

•

recommending corporate governance guidelines to and overseeing evaluations of the Board

•

adopting and implementing written policies and procedures for reviewing, approving, and ratifying transactions of $120,000 or more in which persons listed in the Beneficial Ownership section or their immediate families have a direct or indirect material interest

•

adopting and performing certain administrative duties with respect to our Code of Business Conduct

		Other Members: Mr. Antonellis Mr. Bailey Ms. Bleil Mr. Bryan Mr. Forsee Mr. Haldeman

DST Systems Inc. | 2017 Proxy Statement | Page 8

BOARD OF DIRECTORS

Committee/Responsibilities	2016 Meetings	Members

Compensation Committee	5	Chair: Mr. Forsee

•

establishing policies and procedures for compensating executive officers and non-employee directors

•

determining the structure and objectives of each element of executive officer compensation, the base salaries, incentive award opportunity levels, and all other components of such compensation

•

setting incentive compensation goals

•

approving awards under equity and incentive compensation programs and exercising administrative authority under benefit plans

•

evaluating Chief Executive Officer performance and reviewing evaluations of the performance of other executive officers

•

recommending to the Board the structure of non-employee director compensation

•

assisting the Board in overseeing compensation risk, including determinations regarding the risk of employee compensation practices and policies approving certain compensation disclosures

		Other Members: Mr. Bailey Ms. Bleil Mr. Bryan Mr. Haldeman Mr. Liss

The Board has three standing Board committees: the Audit, Nominating, and Compensation Committees. The charters for each of these Committees are available at investors.dstsystems.com/govdocs. We also have a code of ethics, which we call our Code of Business Conduct, which is available at investors.dstsystems.com/codeofbusinessconduct.

BOARD MEETING ATTENDANCE

In 2016, the Board met eleven times. Each incumbent director attended at least 75% of all regular and special Board meetings and all meetings of Board committees on which the director served.

Our directors shall, whenever reasonably practicable, attend annual meetings. All directors attended the 2016 Annual Meeting.

Page 9 | DST Systems Inc. | 2017 Proxy Statement

BOARD OF DIRECTORS
LEADERSHIP, EXPECTATIONS, OVERSIGHT

DST has a strong history of corporate governance, which is a critical element of our success in driving profitable growth. The Board continuously reviews our governance practices, assesses the regulatory and legislative environment, and adopts governance practices that best serve the interest of DST's stockholders, including:

▪

Annual election of all directors fully effective in 2018.

▪

No Stockholder Rights Plan ("poison pill").

▪

Majority vote standard. Each director must be elected by a majority of votes cast, not a plurality, in uncontested elections.

▪

Independent Board. Our Board is comprised of 88% independent directors.

▪

Lead Independent Director. He ensures management is adequately addressing matters identified by the Board. The Lead Independent Director presides over the private sessions of the independent directors.

▪

Committee Charters. Each standing committee operates under a written charter that has been approved by the Board.

▪

Anti-hedging policy applicable to all associates, officers, and directors.

▪

Independent directors meet regularly without management and non-independent directors.

▪

Annual board and committee self-evaluations.

▪

Strong Code of Business Conduct. DST is committed to operating its business with the highest level of integrity and has adopted a code of ethics that applies to all employees.

▪

Expanded equity retention requirements for directors in 2015. Significant requirements strongly link the interest of our Board and stockholders.

▪

Each committee has the authority to retain independent advisors.

▪

Board committees review and assess stockholder feedback to determine whether action is necessary.

▪

No former executives serve as directors.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the current leadership structure, in which the offices of Chairman and Chief Executive Officer are held by one individual and an independent director acts as lead director ensuring the appropriate level of oversight, independence, and responsibility is applied to all Board decisions, including risk oversight, is in the best interest of DST and its stockholders.

Chairman/Chief Executive Officer

The Board has selected a combined Chairman/CEO position because it provides:

  ▪
  accountability to the Board;
  ▪
  clear and effective leadership and direction for the Board and executive management;
  ▪
  a single focus to execute on strategic initiatives and business plans;

DST Systems Inc. | 2017 Proxy Statement | Page 10

BOARD OF DIRECTORS
  ▪
  leadership for the Board and the Company, while avoiding any potential for confusion or duplication of efforts between the CEO and a separate Chairman; and
  ▪
  the benefit from our CEO's strategic and operational insights.

Lead Independent Director

Our Corporate Governance Guidelines, which are available on our website, investors.dstsystems.com/govdocs, provide for a strong lead independent director role. Currently, Lowell L. Bryan has been selected as Lead Independent Director.

Our Lead Independent Director:

  ▪
  was chosen by and from the independent members of the Board and serves as a liaison between the independent directors and the Chairman of the Board;
  ▪
  has the authority to call meetings of the independent directors;
  ▪
  presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the Board at which only independent directors are permitted to be present;
  ▪
  advises the Chairman of the Board with respect to Board agenda items (including items suggested by any independent director), meeting schedules, and information to be provided to the Board; and
  ▪
  serves as a point of contact for stockholders wishing to communicate with the Board other than through the Chairman of the Board.

Executive Sessions

The independent directors of the Board regularly meet in executive session without management, and at such other times as the Lead Independent Director chooses. In 2016, our independent directors met six times in executive session.

STOCK OWNERSHIP EXPECTATIONS FOR NON-EMPLOYEE DIRECTORS

The Board has adopted a guideline that its non-employee directors are expected to beneficially own an amount of DST stock with a fair market value equal to at least five times the annual cash retainer for serving as a Board member. (Retainer information is included under "Non-Employee Director Compensation.") The ownership guideline provides a five-year grace period for achievement of such ownership level after joining the Board. The Board will consider personal circumstances, length of service on the Board, and the effect of market conditions in applying the guideline.

BOARD RISK OVERSIGHT

The Board, with the assistance of the Audit Committee, has oversight of the Company's risk assessment and risk management, with particular focus by the Board on material corporate governance and business strategy risks. The Audit Committee assists the Board with oversight of the Company's material financial risk exposures, including, without limitation, liquidity, credit, operational and investment risks, and the Company's material financial statement and financial reporting risks.

The Compensation Committee assists the Board with oversight of whether the Company's compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on the Company, and whether the effect of incentive compensation structures for executive officers may cause inappropriate risk-taking. In each case, the Board or the applicable committee oversees the steps Company management has taken to monitor and control such exposures.

Page 11 | DST Systems Inc. | 2017 Proxy Statement

BOARD OF DIRECTORS

The Chairman and Chief Executive Officer, by leading Board meetings, facilitates reporting by the Audit and Compensation Committees to the Board of their respective activities in risk oversight assistance. The Lead Independent Director, who serves on both committees, suggests risk management topics to be discussed at Board meetings as he and other independent directors deem appropriate. He may lead risk management discussions in executive sessions of independent directors. The Chairman and Chief Executive Officer's collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business risks. He is available to the Board to address any questions from directors regarding executive management's ability to identify and mitigate risks and weigh them against potential rewards.

Our governance processes, including the Board's involvement in developing and implementing strategy, active oversight of risk, regular review of business results, and thorough evaluation of our Chief Executive Officer's performance and compensation, provide rigorous Board oversight of Mr. Hooley as he fulfills his various responsibilities, including his duties as the Chairman of the Board.

SUCCESSION PLANNING

The Board regularly reviews short and long-term succession plans for the CEO and for other senior management positions. In assessing possible CEO candidates, the independent directors identify the skills, experience, and attributes they believe are required to be an effective CEO in light of the Company's business strategies, opportunities, and challenges. Our Board also periodically identifies persons qualified to replace key officers if they are no longer available to the Company.

DIRECTOR INDEPENDENCE

NYSE listing standards, certain securities and tax laws, and our Corporate Governance Guidelines govern the independence of non-employee directors. A majority of our Board must be independent, and directors must be independent for purposes of Board committee service. Our Board has determined the independence for Board service and for service on their respective Board committees of each of Directors Antonellis, Bailey, Bleil, Bryan, Forsee, Haldeman, and Liss.

As a group, the independent directors constitute a majority of the Board. Mr. Hooley, our Chairman, CEO, and President, is the only member of the Board who is also an employee and is the only director who is not independent under applicable independence standards.

To determine independence for service on the Board and its committees, the Board has adopted categorical independence standards consistent with the NYSE listing standards and contained in our Corporate Governance Guidelines. The Board has applied these categorical standards in determining the independence of each non-employee director. It uses these standards to determine whether a non-employee director has a material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us.

Under the Corporate Governance Guidelines, the Board presumes a non-employee director is independent if the director:

➢
during the preceding three years:

▪
has not been our employee and has no immediate family member (as defined in the Corporate Governance Guidelines) whom we have employed as an executive officer, and

DST Systems Inc. | 2017 Proxy Statement | Page 12

BOARD OF DIRECTORS
  ▪
  has not received, and has no immediate family member who has received, more than $120,000 in any 12-month period in direct compensation from us (other than in certain allowable circumstances including serving in his or her capacity as a member of the Board or of any Board committee);

➢
is not and has not been within the last three years, and has no immediate family member who is or has been within the last three years, employed as an executive officer by any company on whose compensation committee any one of our current executive officers concurrently serves or served;

➢
is not a current employee, and has no immediate family member who is a current executive officer, of:

▪
the Company,

▪
a company that made payments to or received payments from us for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, as reported in the last completed fiscal year of such company, or

▪
a charitable organization to which we contributed in any of the last three fiscal years more than 2% of such charitable organization's consolidated gross revenues or $1 million, whichever is greater;

➢
has no immediate family member who is a current partner of a firm that is our internal or external auditor;

➢
has no immediate family member who is a current employee of a firm that is our internal or external auditor and personally works on the Company's audit;

➢
has no immediate family member who was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time; and

➢
is not a current partner or employee of a firm that is our internal or external auditor, and who was not within the last three years a partner or employee of such a firm and personally worked on our audit within that time.

The Corporate Governance Guidelines explain circumstances in which a director can be independent, even though one or more of the above circumstances exist.

The Corporate Governance Guidelines provide that a non-employee director is independent for purposes of serving on the Audit Committee only if he has not received any consulting, advisory, or other compensatory fee other than for serving on the Board or a Board committee, and he is not considered an affiliated person of the Company under applicable securities regulations.

The Corporate Governance Guidelines provide that the Board must consider whether, for purposes of serving on the Compensation Committee, a non-employee director has received any consulting, advisory or other compensatory fee other than for serving on the Board or Board committees or is affiliated with the Company or one of its subsidiaries or affiliates. The Board also considers independence under applicable tax and securities regulations in assessing independence for Compensation Committee service.

Page 13 | DST Systems Inc. | 2017 Proxy Statement

BENEFICIAL OWNERSHIP
BENEFICIAL OWNERSHIP TABLE

As of March 3, 2017, we had 31,339,677 shares of DST common stock outstanding. The following table shows share ownership as of such date based upon available information.

Name and Address	Shares of our Common Stock(1) (#)	Percent of Class(1)

BlackRock, Inc. (2)	2,526,200	8.06%
The Vanguard Group (3)	2,626,712	8.38%
Joseph C. Antonellis (4) Director and Nominee	1,670	*
Jerome H. Bailey (4) Director and Nominee	2,376	*
Lynn Dorsey Bleil (4) Director and Nominee	6,113	*
Lowell L. Bryan (4) Director	21,644	*
Gary D. Forsee (4) Director and Nominee	4,272	*
Charles E. Haldeman, Jr. (4) Director	14,683	*
Stephen C. Hooley (4) Chairman, CEO and President, Director, and Nominee	225,077	*
Samuel G. Liss (4) Director	8,126	*
Jonathan J. Boehm (4) Executive Vice President and Head of Healthcare	77,693	*
Gregg Wm. Givens (4) Senior Vice President, Chief Financial Officer, and Treasurer	73,249	*
Vercie L. Lark (4) Executive Vice President and Head of Financial Services	62,159	*
Randall D. Young (4) Senior Vice President, General Counsel, and Secretary	34,054	*
Manoochehr "Mike" Abbaei Former Executive Vice President and Head of Customer Communications	—	*
Current Executive Officers and Directors as a Group (16 Persons)	573,406	1.82%

*Less than 1% of the aggregate as of March 3, 2017 of DST stock and the Beneficially Owned Equity Awards described in note  (1).

(1)
The percentage for each person or group is based on the number of shares outstanding as of March 3, 2017 and includes shares for which beneficial ownership is disclaimed, as described in the notes to this table. Except as otherwise stated in these notes, the holders have sole power to vote or direct the vote and dispose or direct the disposition of the shares.

DST Systems Inc. | 2017 Proxy Statement | Page 14

BENEFICIAL OWNERSHIP
(2)
A Schedule 13G/A was filed on January 23, 2017 by BlackRock, Inc. ("BlackRock"), 55 East 52nd Street, New York, NY 10022. BlackRock is a parent holding company with the following subsidiaries that are also beneficial owners: BlackRock (Luxembourg) S.A., BlackRock (Netherlands), B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investment Management, LLC, BlackRock Life Limited, FutureAdvisor, Inc. This Schedule 13G/A reports that Blackrock has sole voting power with respect to 2,393,640 shares and sole dispositive power with respect to 2,526,200 shares.
(3)
A Schedule 13G/A was filed on February 9, 2017 by The Vanguard Group ("Vanguard"), 100 Vanguard Blvd., Malvern, PA 19355. Vanguard is a parent holding company with the following subsidiaries that are also beneficial owners: Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. The Schedule 13G/A reports that Vanguard has (i) sole voting power with respect to 19,668 shares of common stock, (ii) shared voting power with respect to 3,534 shares of common stock (iii) sole dispositive power with respect to 2,605,897 shares of common stock, and (iv) shared dispositive power with respect to 20,815 shares of common stock.
(4)
The total number of shares shown consists of the following:

	Directly Held Shares (#)	Miscellaneous Indirect Holdings(b) (#)	Other Beneficially Owned Equity Awards(c) (#)

Joseph C. Antonellis	1,670	—	—
Jerome H. Bailey	2,376	—	—
Lynn Dorsey Bleil	4,158	—	1,955
Lowell L. Bryan	21,644	—	—
Gary D. Forsee	—	—	4,272
Charles E. Haldeman, Jr.	10,688	—	3,995
Stephen C. Hooley	136,437	—	88,640
Samuel G. Liss	8,126	—	—
Jonathan J. Boehm	70,411	195	20,515
Gregg Wm. Givens (a)	68,555	645	15,033
Vercie L. Lark	39,459	—	22,700
Randall D. Young	34,054	—	9,179
Current Executive Officers and Directors as a Group (16 Persons)	439,868	840	166,289

(a)
Mr. Givens shares voting and dispositive power with his spouse of 53,425 shares.
(b)
The indirectly held shares are held in individual retirement accounts, trusts, through spouses, or otherwise. The trustee of benefit plans holds the voting and dispositive power over the indirect shares of Messrs. Boehm and Givens, which are held in our Employee Stock Ownership Plan.
(c)
Includes exercisable options, time-based restricted stock units that a retirement-eligible person would acquire if he terminated employment, and deferred shares earned by directors under the Directors' Deferred Fee Plan, which we refer to, collectively, as "Beneficially Owned Equity Awards."

Page 15 | DST Systems Inc. | 2017 Proxy Statement

BENEFICIAL OWNERSHIP
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The securities regulations require our non-employee directors, certain of our officers, and each person who owns more than 10% of DST stock to file ownership reports with the Securities and Exchange Commission. Based on our review of the reports, and our officers' and directors' written representations to us, we believe all required reports were timely filed during the relevant period, except as follows: DST files Forms 3, 4, and 5 on behalf of its directors and officers. DST filed a Form 5 reporting late four transactions in 2016 and three transactions in 2015 in connection with the reinvestment of dividends in the Company's Directors' Deferred Fee Plan for each of Messrs. Forsee and Haldeman. DST also filed a Form 5 reporting late three transactions in 2016 for Ms. Bleil in connection with the reinvestment of dividends in the Company's Directors' Deferred Fee Plan.

DST Systems Inc. | 2017 Proxy Statement | Page 16

COMMITTEE REPORTS
AUDIT COMMITTEE REPORT

We reviewed and discussed the Company's consolidated financial statements with management and PricewaterhouseCoopers LLP ("PWC"), DST's independent registered public accounting firm. PWC gave us its opinion, and management represented, that the Company prepared its consolidated financial statements in accordance with generally accepted accounting principles in the United States of America. We discussed with the Company's independent registered public accountants the matters that Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board ("PCAOB"), requires the Committee and the auditors to discuss.

PWC gave us and we reviewed the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with us concerning independence. We also discussed with PWC its independence from management.

Based on the above discussions, we recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

THE AUDIT COMMITTEE
Jerome H. Bailey, Chair
Joseph C. Antonellis
Lynn Dorsey Bleil
Lowell L. Bryan
Gary D. Forsee
Charles E. Haldeman, Jr.
Samuel G. Liss

COMPENSATION COMMITTEE REPORT

We reviewed and discussed with management the "Compensation Discussion and Analysis" section of this Proxy Statement. Based on such review and discussion, we recommended to the Board that this Proxy Statement include the "Compensation Discussion and Analysis."

THE COMPENSATION COMMITTEE
Gary D. Forsee, Chair
Jerome H. Bailey
Lynn Dorsey Bleil
Lowell L. Bryan
Charles E. Haldeman, Jr.
Samuel G. Liss

Page 17 | DST Systems Inc. | 2017 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

Engagement.    PricewaterhouseCoopers LLP ("PWC") served as our independent registered public accounting firm as of and for the year ended December 31, 2016. PWC performed professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting and the review of reports we filed with the Securities and Exchange Commission. It also reviewed control procedures of our mutual fund processing services and provided us certain other accounting, auditing, and tax services.

PWC's fees for services related to 2016 and 2015 were as follows:

Type of Fees	2016	2015

Audit Fees	$4,415,460	$4,544,150
Audit-Related Fees (1)(2)	$2,553,770	$2,462,370
Tax Fees (1)(3)	$3,587,114	$3,130,664

(1)
The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of PWC.
(2)
$2,497,200 of the 2016 amount and $2,405,800 of the 2015 amount was for attestation services relating to SSAE 16 reports and other controls reviews; $19,000 of the 2016 and 2015 amounts was for financial statement audits of employee benefit plans; and $37,570 of the 2016 and 2015 amounts was for projects related to agreed upon procedures and due diligence.
(3)
$1,223,652 of the 2016 amount and $1,379,334 of the 2015 amount was for U.S. federal, state and local tax, and international compliance; and $2,363,462 of the 2016 amount and $1,751,330 of the 2015 amount was for other tax services.

Engagement Procedures.    Audit Committee procedures prohibit the Committee from engaging an independent registered public accounting firm to perform any service it may not perform under the securities laws. The Audit Committee must pre-approve the independent registered public accounting firm's annual audit of our consolidated financial statements. The procedures require the Committee or its Chairperson to pre-approve or reject any other audit or non-audit services the independent registered public accounting firm is to perform. The Committee has directed that its Chairperson, with the assistance of our Chief Financial Officer, present and describe at regularly scheduled Audit Committee meetings all pre-approved services. The Committee has required management to present services for pre-approval within a specified period in advance of the date the services are to commence. The Committee regularly examines whether the fees for audit services exceed estimates. Securities regulations waive pre-approval requirements for certain non-audit services if their aggregate amount does not exceed specified amounts we pay to the independent registered public accounting firm. The procedures require the Committee or its Chairperson to approve, prior to completion of the audit, any services subject to this waiver. The Committee has not applied the waiver to a non-audit service. The Audit Committee pre-approved all services PWC rendered to us and our subsidiaries for 2016.

DST Systems Inc. | 2017 Proxy Statement | Page 18

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 2 – RATIFICATION OF THE SELECTION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017. Our Board requests stockholders to ratify such selection.

PricewaterhouseCoopers LLP will:

  ▪
  audit our consolidated financial statements and internal control over financial reporting;
  ▪
  review certain reports we will file with the Securities and Exchange Commission;
  ▪
  provide you and our Board with certain reports; and
  ▪
  provide such other services as determined by the Audit Committee and its Chairperson from time to time.

PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2016, performing professional services for us. We expect representatives of PricewaterhouseCoopers LLP to attend the Annual Meeting. We will allow them to make a statement if they desire and to respond to appropriate questions.

The Audit Committee is responsible for selecting the Company's independent registered public accounting firm for 2017. Accordingly, stockholder approval is not required to appoint PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. However, our Board believes that the submission of the Audit Committee's selection to the stockholders for ratification is a matter of good corporate governance. If the Company's stockholders do not ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interests of the Company.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE AUDIT COMMITTEE'S
SELECTION OF PRICEWATERHOUSECOOPERS LLP.

Page 19 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION COMMITTEE MATTERS
COMPENSATION COMMITTEE MATTERS

Compensation Consultant Engagements

The Committee may retain, at Company expense, a compensation consultant to advise the Committee on executive compensation practices and trends and to assist the Committee with determinations it may make. Under its charter, the Committee must consider certain factors regarding the independence of the consultant. The consultant provides to the Committee executive officer and non-employee director compensation alternatives based on market data, but does not determine such compensation. The Committee has engaged Deloitte Consulting LLP ("Deloitte") with respect to executive officer compensation. The fees charged by Deloitte for compensation-related services during 2016 were $264,276. Compensation-related services included: performing a competitive compensation analysis for Named Executive Officers and the Board of Directors; providing competitive information on incentive plan practices, advising on trends in executive compensation; reviewing the Company's CD&A; reviewing peer group compensation practices; and attending Committee meetings, as requested.

During 2016, Deloitte affiliates provided services that were not related to compensation consulting. Recipients were DST, DST subsidiaries, including ALPS Holdings, Inc. and its businesses, and investment company clients advised by (and not under the control of) the ALPS businesses.

ALPS-related engagements reflect arrangements that were in place prior to our acquisition of ALPS and, thus, those arrangements were not initially recommended by members of our management. Our management has determined to continue procuring these services from Deloitte affiliates. The Committee has reviewed the various services provided by Deloitte and its affiliates and has approved the provision of all such services. The Committee does not believe that any of the non-compensation services impair Deloitte's ability to provide independent advice to the Committee or otherwise pose a conflict of interest.

Employee Compensation Risk

The Committee determines whether employee compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. The Committee obtains information from the Chief Human Resources Officer regarding corporate, business unit, domestic, international, incentive, equity, sales commission, and other programs and considers controls such as benchmarking, setting goals and award limits, and receiving assistance from independent compensation consultants. In December 2016, the Committee determined that our employee compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

DST Systems Inc. | 2017 Proxy Statement | Page 20

COMPENSATION COMMITTEE MATTERS

Other Deloitte Services During 2016	Fees

Internal control attest work for ALPS businesses (including amounts paid by or reflected in fees to clients)	$327,400	(1)
Audit and audit-related services for ALPS clients	$1,078,155	(2)
Tax-related services for ALPS clients	$372,740
Tax services for DST executives reimbursed by DST	$2,433	(3)
Other services	$39,652	(4)

(1)
$283,500 of this amount (87%) is either paid by ALPS clients or reflected in fees to ALPS clients, with $43,900 attributable to attestation work not paid by or encompassed in fees to ALPS clients.
(2)
In all cases, the audit committees of the Funds' boards engage the Deloitte affiliates. Deloitte affiliates perform a portion of the fund services work for the Funds of ALPS ETF Trust ("ETFs"). For the ETFs, ALPS Advisors collects an all-inclusive management fee from the ETFs and pays all other expenses, including the fees paid to Deloitte affiliates on behalf of the ETFs. We have been previously informed by Deloitte affiliates that, under SEC and other applicable auditor independence standards, the compensation services provided by Deloitte Consulting do not taint the independence of the Deloitte affiliates for these services.
(3)
Consists of tax services for Randall D. Young paid for by DST.
(4)
Attendance by certain executives at Deloitte University.

Page 21 | DST Systems Inc. | 2017 Proxy Statement

NON-EMPLOYEE DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION PRACTICES

The Committee reviews non-employee director compensation annually. This review includes an analysis by Deloitte of peer company director compensation and other public company director compensation practices and trends. The Committee recommends components of non-employee director compensation to the Board. The Board is responsible for and has the authority to determine the components of non-employee director compensation.

Compensable Event/Position	Compensation

Annual Cash Retainer	$90,000
Retainer for Lead Independent Director	$30,000
Committee Chairperson Retainer	$20,000 Audit
$15,000 Compensation
$15,000 Nominating
Board Meeting Fee	No per meeting fee (1)
Committee Meeting Fee	No per meeting fee (1)
Annual Equity Award*	$140,000 (fair market value of DST stock) (2)

(1)
Board and Committee meeting fees were eliminated (unless the number of Board or Committee meetings exceeds seven in a one-year measurement period, in which case a per-meeting fee of $2,000 would be paid for "excess meeting" fees).
(2)
Grants of DST stock are made pursuant to the 2015 Equity and Incentive Plan and are paid as soon as practicable following the date of the annual meeting to continuing directors. The number of shares is based on the fair market value (as determined under rules of the Compensation Committee) on the date of grant.

Directors Deferred Fee Plan – Deferred DST Shares Only

In 2015, the Board adopted a voluntary Directors' Deferred Fee Plan (the "Directors' Deferred Fee Plan") that permits electing directors to receive deferred shares of DST common stock in lieu of: (i) cash directors' fees and (ii) stock directors' fees. The payment of the deferred shares received under the Directors' Deferred Fee Plan are deferred for tax purposes until a director's service from the board ends. Before any deferred shares are delivered to a participating director, the director does not have any right to vote any of his or her deferred shares nor to receive any cash dividends on the deferred shares to the extent dividends are payable on shares of DST common stock. If and when DST pays a cash dividend on its shares, additional deferred shares are credited to a participating director's account. The additional shares credited have a value equal to the dividends that otherwise would have been payable to a plan account if the hypothetical shares then credited were actual shares of DST common stock. All credited whole deferred shares will be settled in actual shares of DST common stock and such shares will be issued to a director upon the director's termination from Board service. Any fractional deferred share will be rounded up to a whole share. Most directors were initially eligible to participate in the Directors' Deferred Fee Plan as of

DST Systems Inc. | 2017 Proxy Statement | Page 22

NON-EMPLOYEE DIRECTOR COMPENSATION

May 2015, and the plan applies only to eligible director compensation earned after that date.

Other Perquisites

We purchase term life insurance for non-employee directors. The directors name the policy beneficiaries. We provide spousal travel to and from occasional off-site planning meetings and reimburse family entertainment at such meetings. If we do not incur an incremental cost for an additional passenger, the spouse or significant other of a director may accompany the director for travel associated with meetings of the Board or its committees by traveling on aircraft in which we have an interest.

2016 NON-EMPLOYEE DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total

Joseph C. Antonellis	$90,000	$140,000	$65	$230,065
Jerome H. Bailey	$112,000	$140,000	$65	$252,065
Lynn Dorsey Bleil	$0	$230,000	$65	$230,065
Lowell L. Bryan	$122,000	$140,000	$65	$262,065
Gary D. Forsee	$0	$247,000	$65	$247,065
Charles E. Haldeman, Jr.	$0	$230,000	$65	$230,065
Samuel G. Liss	$105,000	$140,000	$46	$245,046

(1)
All non-employee directors with continuing service after the 2016 Annual Meeting received shares of DST stock as of the date of the 2016 Annual Meeting. The number of shares granted was determined by using $120.975, the average of the highest and lowest reported sale price of DST stock on May 10, 2016, the date of the 2016 Annual Meeting. Messrs. Forsee and Haldeman and Ms. Bleil deferred their shares under the Directors' Deferred Fee Plan and elected to receive any compensation that would be paid in cash in stock. Messrs. Bailey, Bryan, and Forsee received $2,000 in additional meeting fees. Mr. Forsee, who elected to receive such compensation in stock, received additional shares of DST stock in lieu of cash. The number of shares granted was determined by using $106.92, the average of the highest and lowest reported sale price of DST stock on December 14, 2016.
(2)
For all directors, amounts include term life insurance premiums.

Directors may participate in our charitable match program. Under the program, the Company, through a donor-advised fund at a community charitable foundation, will match contributions by the director to qualified not-for-profit organizations in an annual amount equal to three times the contribution but not to exceed $30,000. Matching amounts from the foundation were: $30,000 for Mr. Antonellis, $30,000 for Mr. Bailey, $30,000 for Ms.Bleil, $30,000 for Mr. Bryan, $30,000 for Mr. Forsee, and $30,000 for Mr. Liss. We have not included matching amounts in compensation as we do not believe the contribution directly or indirectly affects the director personally.

Under the Board's Education Policy, directors may receive reimbursement for participation in director education programs and activities as they deem appropriate to stay abreast of developments in corporate governance, Board duties, and other topics relevant to their service on the Board and their respective Board committees. Reimbursement is limited as provided in the policy and requires approval of the Lead Independent Director.

Page 23 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY

The Compensation Committee believes that the compensation of the executive officers is appropriate based on DST's performance and the competitive market. For 2016, the compensation of the NEOs consisted of three primary components: base salary, annual cash incentive, and long-term equity incentives in the form of time-based restricted stock units (RSUs) and performance stock units (PSUs). Base salary helps to attract and retain executive talent and is the fixed component of our pay program. We use annual cash incentive pay to link executive compensation to attainment of key Company objectives. Long-term equity pay is designed to align executive compensation with the long-term interests of the Company's stockholders, focus on achievement of strategic long-term financial objectives, and retain a high performing executive team. The Compensation Committee believes that this mix of pay is an appropriate balance between short-term and long-term focus.

Our NEO compensation program reflects many best practices.

At DST, we...

  ✓
  Require that a majority of overall compensation be at-risk
  ✓
  Target executive compensation, on average, to be at the median of the market peers
  ✓
  Award long-term incentives where two-thirds of the grant date fair value is in the form of long-term performance vesting equity
  ✓
  Have stock ownership guidelines for our CEO
  ✓
  Tie incentive compensation to a clawback policy
  ✓
  Maintain anti-hedging and anti-pledging policies
  ✓
  Focus on long-term results
  ✓
  Use a three-year performance goal for PSUs so that no vesting occurs prior to completion of the three-year performance period
  ✓
  Use performance goals that, in combination, appropriately balance the Company's short- and long-term revenue growth, operating improvements, and profitability objectives
  ✓
  Provide that annual short-term cash incentive payouts were based 60% on Adjusted Earnings Per Share and 40% on Adjusted Operating Revenue, while PSUs will vest based on cumulative three-year Adjusted EBITDA
  ✓
  Set performance goals at the beginning of the performance period that are measured based on actual results
  ✓
  Cap all incentive awards
  ✓
  Require that equity awards are subject to a double-trigger vesting on a change of control

At DST, we do not...

  ✗
  Provide employment agreements to a broad group
  ✗
  Provide excessive perquisites or gross-up taxes for perquisites
  ✗
  Encourage excessive or inappropriate risk-taking through our compensation program
  ✗
  Guarantee annual salary increases or bonuses
  ✗
  Permit hedging or pledging of DST securities
  ✗
  Provide severance upon a change of control only; rather we have a double-trigger, meaning that change of control severance is only payable upon a qualifying termination event
  ✗
  Provide excise tax gross-ups for any future employment agreements

DST Systems Inc. | 2017 Proxy Statement | Page 24

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis (CD&A) is to provide information about DST's compensation policies for our NEOs. Our NEOs for 2016 are:

Name	Title

Stephen C. Hooley	Chairman, Chief Executive Officer, and President
Gregg Wm. Givens	Senior Vice President, Chief Financial Officer, and Treasurer
Jonathan J. Boehm	Executive Vice President and Head of Healthcare Businesses
Vercie L. Lark	Executive Vice President and Head of Financial Services
Randall D. Young	Senior Vice President, General Counsel, and Secretary
Manoochehr "Mike" Abbaei	Former Executive Vice President and Head of Customer Communications

Executive Pay Philosopy

The Company's business strategy for creating growth is to leverage the capabilities of its employees to execute its growth strategy while remaining committed to maintaining a strong financial position with appropriate flexibility and liquidity. Our compensation philosophy supports this strategy by stressing the importance of pay for corporate and individual performance in meeting strategic and business goals for growth, value creation and financial strength, while maintaining flexibility to meet the changing employee, business and market conditions. Our executive compensation program is designed to attract and retain a talented team of executives who are expected to provide leadership for the Company's success in a challenging business environment. The Company accomplishes this by motivating executives with an appropriate mix of compensation elements described below.

Objectives of our Executive Compensation Program

We use the following principles to determine our Executive Compensation Program:

  ✓
  Attract, Retain, and Motivate High-Performing Executives: Our executive base salaries and target incentive compensation opportunities are designed to be market competitive so that we can attract, retain, and motivate individuals who will drive superior business performance.

  ✓
  Pay for Performance:Pay for Performance: We seek to build and support a performance-driven culture by incorporating an at-risk component into a significant portion of each executive's pay. The at-risk component varies based on individual responsibility levels as well as organizational and, as applicable, business unit performance results.

  ✓
  Align with Stockholder Interests: The majority of NEO compensation is tied to organizational performance and is, therefore, at risk. We incorporate into our program two performance-based compensation vehicles that align executive compensation with creation of stockholder value.

    ▪
    Annual Short-Term Cash Incentive: This annual opportunity rewards performance as measured by achievement against pre-set annual financial goals.

    ▪
    Long-Term Equity Incentive: Our equity grants align executive and stockholder interests in long-term stock appreciation.

  ✓
  Integrate with Our Corporate Values: Our compensation is designed to motivate and inspire behavior that fosters a high-performance culture while upholding our corporate governance standards and avoiding unreasonable risk.

Since talent is critical to our long-term success, we seek to pay executives at levels that are competitive with other employers with whom we compete for talent. Our goal is to target executive compensation, on average, to be at the median of this market, with the opportunity to earn above-market compensation for superior performance within any given year or performance period. Our program incorporates several features that seek to drive business performance over both the short- and long-term. A higher percentage of total compensation is at-risk for the most senior levels in order to reflect the additional responsibilities associated with these positions.

Page 25 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Components of 2016 Compensation

Type	Objectives	Key Features

Base Salaries	• Fixed compensation component. • Help attract and retain high-caliber executive talent.

•

The Committee targets NEO base salaries at the median of the industry peer group benchmark data, but also takes into account each NEO's responsibilities, leadership, tenure, and retention risk.

•

Base salaries for the NEOs are reviewed annually for potential adjustments.

Annual Cash Incentives

•

An at-risk, performance-based compensation component.

•

Align the interests of executives and stockholders by providing compensation based on the achievement of pre-determined annual financial goals.

•

For 2016, 60% of annual incentive performance was based on Adjusted EPS performance, with the remaining 40% tied to Adjusted Operating Revenue.

•

Threshold, target, and maximum goals (see pages 29–30) were established in early 2016, with payout opportunities ranging from 0% to 150% of target.

Long-Term Equity Incentives	• Align NEO and stockholder interests through the appreciation of stock price over the long-term.

•

The Company uses a combination of at-risk Performance Stock Units (PSUs) and time-vesting Restricted Stock Units (Time RSUs) to provide NEOs with a performance and retention incentive opportunity.

•

In keeping with our pay for performance philosophy, we apportioned the aggregate grant date fair value of long-term incentives to each NEO so that two-thirds is in the form of PSUs and one-third is in the form of Time RSUs. PSUs vest based on performance against a pre-determined three-year cumulative Adjusted EBITDA goal.

•

Threshold, target, and maximum goals were established in early 2016, with payout opportunities ranging from 0% to 200% of target for PSUs granted in 2016. Time RSUs vest annually in equal one-third increments.

Benefits & Perquisites	• Deliver limited benefits and perquisites to executives.	• Because we provide limited perquisites, we do not believe that they are material to our overall compensation program. We do not provide gross-ups for NEO perquisites.

Pay for Performance

Our philosophy is to link pay to performance so that the interests of our executives and stockholders are aligned.

A significant portion of our NEO's total compensation reflects both upside and downside risk. The portion of the compensation of the CEO and other NEOs that is considered at-risk, (i.e., tied to Company performance over the short- and/or long-term) exceeds the fixed portion. We set goals based on growth objectives, our mix of businesses, projections, and competitive outlooks.

We believe the additional emphasis on at-risk compensation for the CEO (when compared to the other NEOs) reflects his additional responsibility and overall contribution to Company performance.

DST Systems Inc. | 2017 Proxy Statement | Page 26

COMPENSATION DISCUSSION AND ANALYSIS

The charts below highlight how the Company views the allocation of NEO target compensation between fixed pay (base pay and Time RSUs) and pay at risk (annual cash incentives and PSUs).

CEO Compensation	NEOs

Risk Taking

Our compensation program is designed to put pay at risk for performance while at the same time discouraging unnecessary risk-taking. The Committee evaluates the potential for unacceptable risk-taking when designing the compensation program. We believe that the design of our executive compensation program does not encourage excessive risk-taking or incent our NEOs to take actions that may conflict with our risk-based decision making. Material risk in our compensation design is mitigated in several ways:

  ▪
  Earnings goals and award opportunities in our annual cash incentive program are at levels intended to be challenging without the need to take inappropriate risks;

  ▪
  Our long-term incentives consist of time-based RSUs that vest over a multi-year period and performance shares that are earned at the end of a three-year period, both of which provide upside potential and downside risk;

  ▪
  The use of RSUs versus stock options mitigates the likelihood of risk-taking because RSUs, unlike stock options, retain some value even in a down market;

  ▪
  Payouts under the long-term incentive plans were capped at 150% of target for grants prior to 2016, and for grants made during 2016 at 200% of target;

  ▪
  Payouts under our annual incentive plan are capped at 150% of target;

  ▪
  Adjusted EBITDA is used as a performance metric in our long-term PSUs while award opportunities under our annual cash incentive program are based on adjusted earnings per share (EPS) and adjusted operating revenue, thereby minimizing the opportunity to manipulate results; and

  ▪
  Adoption of a clawback policy.

In addition, we have policies in place that prohibit our NEOs from pledging or hedging shares of Company securities owned by them.

Page 27 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officer Compensation Practices

The processes and procedures for determining executive officer compensation are written and were approved by the Committee. The Committee is responsible for and has the authority under its charter to determine the components of executive officer compensation.

In support of its pay-for-performance philosophy, the Committee ties a significant portion of executive officer compensation to the creation of stockholder value over the long term, structures executive officer compensation so that a significant portion of total compensation is at-risk rather than fixed, and uses balanced performance goals that incent both short- and long-term business results.

The Committee reviews executive officer compensation annually. For each review, the Committee may consider, and decide the weight it will give to, among other things, any combination of the following:

  ▪
  market competitive data;

  ▪
  individual responsibilities;

  ▪
  individual results against established goals;

  ▪
  Company or business unit performance and objectives and other Company financial and strategic information;

  ▪
  tax and accounting impact of proposed compensation;

  ▪
  retention;

  ▪
  internal pay equity among the executives; and

  ▪
  effects of a potential severance, change in control or other transaction.

The Committee may request our Chief Executive Officer or Chief Human Resources Officer recommend compensation package components. Such officers communicate executive hiring and retention concerns to the Committee. The Committee may ask the Chief Executive Officer, Chief Human Resources Officer, Chief Financial Officer or General Counsel to provide the Committee with:

  ▪
  market analysis data;

  ▪
  proposed benefit plan terms and conditions;

  ▪
  financial, accounting, and tax information;

  ▪
  legal requirements for benefit plan and award structures;

  ▪
  valuation information regarding outstanding awards and undistributed account balances and other historical Company compensation data; and

  ▪
  Company performance data and individual performance evaluations.

The Committee develops the criteria for evaluating Chief Executive Officer performance and annually reviews his performance against such criteria. The Chief Executive Officer periodically discusses with the Committee his view of the performance of the other executive officers.

The 2015 Equity and Incentive Plan permits the Committee to delegate certain administrative matters, and the Committee has made administrative delegations to the Chief Executive Officer, Chief Human Resources Officer, and Chief Financial Officer.

The Committee and the Board rely on the Chief Human Resources Officer to implement compensation decisions and adopt appropriate compensation policies, procedures, and internal controls.

DST Systems Inc. | 2017 Proxy Statement | Page 28

COMPENSATION DISCUSSION AND ANALYSIS
2016 COMPENSATION DETAILS

Annual Base Salaries

The following table shows the base salaries of each NEO named in last year's proxy statement and summarizes their 2016 base salary increases. Increases shown below were based on considerations including: the relative position of the individual to the market competitive benchmarks, individual performance, and retention considerations.

	2015 Base Salary	2016 Base Salary	% Increase

Stephen C. Hooley	$825,000	$825,000	0%
Gregg Wm. Givens	$433,000	$460,000	6%
Jonathan J. Boehm	$480,000	$490,000	2%
Manoochehr "Mike" Abbaei	$450,000	$465,000	3%

New NEOs not named in last year's proxy statement are Vercie L. Lark, whose base salary at December 31, 2016 was $460,000 and Randall D. Young, whose base salary at December 31, 2016 was $465,000.

Annual Cash Incentives

The following table summarizes the 2016 annual cash incentive opportunity levels for the CEO and other NEOs as a percentage of base salary.

2016 Target Bonus (% of Base Salary)

CEO	150%
Other NEOs	100%

The following table summarizes the 2016 annual incentive payout 'curve' as a percentage of target goal achievement and states the corresponding weighted financial goals.

	Weighting	Threshold 50%	Target 100%	Maximum 150%

Adjusted EPS Goals (1)	60%	$5.80	$6.10	$6.35
Adjusted Operating Revenue Goals (2)	40%	$2,050mm	$2,146mm	$2,204mm

(1)
Adjusted EPS is defined as diluted EPS for the reporting period as reflected in the audited financial statements, adjusted for the effect of certain predetermined adjustments, as described below.
(2)
Adjusted Operating Revenue is defined as consolidated operating revenue for the reporting period as reflected in the audited financial statements, adjusted for certain predetermined adjustments, as described below.

Page 29 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

For the 2016 performance year, the annual incentive goal result was as follows:

	Actual Performance	Performance as a % of Target	Weighting	Weighted Payout

Adjusted EPS Goals (1)	$6.64	150%	60%	90%
Adjusted Operating Revenue Goals (2)	$2,123mm	88%	40%	35%

Total				125%
(1)
The following pre-determined adjustments effected the level of achievement relating to EPS: effect of repurchased shares; sale or impairment of non-operating assets; expense recognized related to restructuring charges for non-GAAP results; and the impact of strategic transactions, including results of operations and related transactional costs.
(2)
The following pre-determined adjustments effected the level of achievement relating to Operating Revenue Goals: the impact of revenue deferrals related to work provided by DST to an unconsolidated affiliate, the impact of strategic transactions; and the impact of foreign exchange movements.

The following table summarizes the annual cash incentives awarded and paid for the 2016 performance period:

	2016 Target Bonus	Actual Performance Level	Actual Bonus Total

Stephen C. Hooley	$1,237,500	125%	$1,546,875
Gregg Wm. Givens	$460,000	125%	$575,000
Jonathan J. Boehm	$490,000	125%	$612,500
Vercie L. Lark	$460,000	125%	$575,000
Randall D. Young	$465,000	125%	$581,250
Manoochehr "Mike" Abbaei (1)	$465,000	100%	$232,500

(1)
Mr. Abbaei left DST as part of the North American Customer Communication Divestiture on July 1, 2016. His annual cash incentive was prorated for six months based on target.

Long-Term Equity Incentives – PSUs and Time RSUs

DST is committed to pay-for-performance and ensuring the alignment of our executives' and our stockholders' interests. Equity awards are made at the first regularly scheduled Committee meeting of the year. Any subsequent awards for onboarding, promotions, or special rewards are made at regularly scheduled Committee meetings.

DST Systems Inc. | 2017 Proxy Statement | Page 30

COMPENSATION DISCUSSION AND ANALYSIS

Performance Stock Units

Two-thirds of 2016 equity awards are in the form of PSUs and are subject to the following terms, including a challenging performance metric that prevents awards from vesting if Adjusted EBITDA targets are not met:

  ▪
  Vesting of PSUs is based on performance against pre-determined cumulative Adjusted EBITDA goals at the end of a three-year performance period.

  ▪
  If the threshold goal is not achieved, no vesting occurs, no shares are issued, and all PSUs are forfeited.

  ▪
  If the threshold goal is achieved, the number of shares to be issued is 50% for awards granted before 2016, and 25% for awards granted in 2016 and beyond, of the target number of units, and the remaining PSUs are forfeited.

  ▪
  If the target goal is achieved, the number of shares to be issued equals the target number of units granted.

  ▪
  If the maximum goal is achieved, the number of shares to be issued equals 150% for awards granted before 2016 and 200% for awards granted in 2016 and beyond of the target number of units granted.

  ▪
  Linear interpolation is used to determine the number of shares to be issued between goal levels (so that, for instance, there could be 54%, or 123%, of the target number vesting).

Time Restricted Stock Units

One-third of the 2016 equity awards delivered to our NEOs in the form of Time RSUs that vest annually in one-third increments.

Grants Awarded in 2016

This table shows the aggregate grant date fair value of the 2016 long-term incentive grants and the allocation of the awards between PSUs and Time RSUs for each NEO.

	Aggregate Grant Date Fair Value(1)	Aggregate Annual Units (#)	Time RSUs (#)	PSUs (at Target Number Granted) (#)

Stephen C. Hooley	$4,119,599	38,564	12,726	25,838
Gregg Wm. Givens	$1,000,096	9,362	3,090	6,272
Jonathan J. Boehm	$1,100,084	10,298	3,399	6,899
Vercie L. Lark (2)	$850,006	7,957	2,626	5,331
	$99,925	826	272	554
Randall D. Young	$650,030	6,085	2,008	4,077
Manoochehr "Mike" Abbaei	$900,001	8,425	2,781	5,644

(1)
The grant date fair value shown for each individual was calculated by dividing by the average of the highest and lowest reported sale price of DST stock on February 26, 2016, which was $106.825.
(2)
Mr. Lark received an additional award in connection with his promotion to Head of Financial Services. The grant date fair value shown in the second row for Mr. Lark was calculated by dividing by the average of the highest and lowest reported sale price of DST stock on May 10, 2016, which was $120.975.

Page 31 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Vesting of 2014-2016 PSUs

The following table summarizes the vesting as a percentage of the target number of units for all NEOs as well as the corresponding financial goals for the 2014-2016 performance cycle:

	Threshold	Target	Maximum

2014-2016 PSU Vesting as a Percentage of Target	50%	100%	150%

Range of Performance Targets

Performance Share Plan	Metric (1)	Threshold	Target	Maximum	Payout Range	Actual Adjusted EBITDA	Payout

2014-2016	Adjusted EBITDA	$1.55B	$1.70B	$1.85B	0-150%	$1.676B	92% (2)

(1)
EBITDA is defined as cumulative earnings before interest, taxes, depreciation, and amortization, as reflected in the audited financial statements for the three-year performance period ended December 31, 2016. EBITDA as defined for the equity grants excludes the cost of equity compensation.

Adjusted EBITDA for purposes of the 2014-2016 plan reflects pre-determined adjustments that are to be made to the level of EBITDA goal achievement. These adjustments include: the sale or impairment of non-operating asset (investment or real estate); and the sale of a subsidiary to a third party.
(2)
The percentage payout which determines the number of PSUs that vested was determined by linear interpolation between the targeted performance measures (threshold, target, and maximum).

Peer Group

Benchmarking data is gathered and presented to the Committee by its independent compensation consultant, Deloitte Consulting LLP ("Deloitte"). Deloitte supplements peer group data with published survey data from general industry and computer and data processing companies of a similar financial size. The Committee has developed an industry peer group of similarly-sized companies in the data processing and software services industries in order to assess competitive market compensation levels for the NEOs. The following sixteen companies comprised the compensation benchmarking industry peer group for 2016:

DST Systems Inc. | 2017 Proxy Statement | Page 32

COMPENSATION DISCUSSION AND ANALYSIS

• Alliance Data Systems Corporation	• Broadridge Financial Solutions, Inc.
• Convergys Corporation	• Corelogic, Inc.
• CSG Systems International, Inc.	• Euronet Worldwide, Inc.
• Fidelity National Information Services, Inc.	• Fiserv, Inc.
• Global Payments Inc.	• Heartland Payment Systems, Inc.
• Jack Henry & Associates, Inc.	• NCR Corporation
• MoneyGram International, Inc.	• Teletech Holdings Inc.
• Total System Services, Inc.	• Verifone Systems, Inc.

Role of the Compensation Consultant and Management

Deloitte provided various data, analyses, and advice to the Committee on executive compensation matters during 2016. Deloitte reports directly to the Committee and attends Committee meetings as requested. In 2016, such services included benchmarking executive compensation, providing competitive information on incentive plan practices, reviewing the 2016 Compensation Discussion and Analysis, and reviewing peer group compensation practices.

The Committee welcomes the CEO's input as it designs NEO compensation programs and sets the compensation of the other NEOs. However, the CEO is not present during discussions at Committee meetings or between the Committee and Deloitte regarding his compensation.

The Committee alone makes decisions about the amounts and forms of NEO compensation, and its decisions may reflect factors and considerations other than information and advice from the CEO, Deloitte, and members of management.

Flexibility in Determining Compensation

The Committee considers market benchmark compensation data for individual positions, considers additional information from management when setting pay levels, and also considers:

  ▪
  the responsibilities of each individual NEO position;

  ▪
  internal equity among the executives;

  ▪
  the compensation levels we believe are necessary to incent and retain individual NEOs; and

  ▪
  the performance of individual NEOs, including, but not limited to, the ability to meet business challenges strategically, plan long-range, achieve short-term and long-term financial results, lead and develop a team for which the officer is responsible, prudently steward our business and operational resources, and promote legal and ethical compliance.

The Committee does not follow precise formulas when determining NEO compensation levels. Rather, it considers whether the various components of our compensation programs justify the cost to the Company and provide value to our stockholders.

Page 33 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Benefits and Perquisites

Severance Benefits	NEOs without an employment agreement (Messrs. Givens, Boehm, and Lark) participate in our Executive Severance Plan, which provides severance benefits for terminations of employment by DST for reasons other than cause, death or disability (as those are defined in the Executive Severance Plan). DST's obligation to provide payments and benefits under the Executive Severance Plan is conditioned upon the executive providing and not revoking a release of claims and complying with the applicable non-competition, non-solicitation, and non-disclosure covenants. Messrs. Hooley and Young are party to employment agreements with the Company that provide for severance benefits that are different than those contained in the Executive Severance Plan. For additional detail on the Executive Severance Plan and the severance benefits under applicable employment agreements, see "Termination Payments and Potential Termination Payments." Mr. Abbaei's severance benefits in connection with his termination are disclosed on pages 47 and 51.

Perquisites	We provide NEOs with a modest level of perquisites to promote convenience in the performance of duties for the Company. In 2016, we allowed Mr. Hooley limited personal use of aircraft in which we own fractional interests. Generally his family accompanies him on such flights. Mr. Hooley's wife occasionally joins him on business flights but there is no incremental cost for such usage. The Committee monitors personal use through receipt of reports from our CFO at least four times per year. NEOs may also receive estate planning services, tax return services, excess liability insurance, long-term disability insurance and paid parking. We reimburse spouse or guest travel to and from, and family entertainment at, off-site planning meetings at which NEOs and their spouses or guests interact with each other and with members of the Board and their spouses or guests. We do not gross-up NEO perquisites for tax liabilities.

Accelerated Award Vesting Benefits	We allow full or partial accelerated vesting of equity awards and legacy deferred cash accounts upon death, disability, retirement and in other limited termination of employment circumstances as described under "Termination Payments and Potential Termination Payments." These benefits aid NEOs in the event of health crises, aid their families in the event of their deaths, help NEOs plan for retirement, and balance the Board's flexibility in making management changes or effecting transactions which could result in an NEO's involuntary termination of employment.

Insurance Benefits	NEOs participate in group health, vision, and dental insurance plans on the same basis as other employees. We offer NEOs the opportunity to apply for individual variable life insurance policies in lieu of participation in our employee group life policy. The policies are portable and allow NEOs to accrue cash value. We provide NEOs with a long-term disability policy on the same basis as other employees. Some NEOs also have an individual long-term disability policy that is portable. This is a closed class of individuals and is a benefit no longer offered to new NEOs. We also provide a closed class of NEOs coverage under a group excess liability insurance policy. These benefits aid NEOs in the event of a personal liability lawsuit to preserve assets such as auto and home.

DST Systems Inc. | 2017 Proxy Statement | Page 34

COMPENSATION DISCUSSION AND ANALYSIS

Double Trigger Change in Control Protections

Our award agreements provide generally for full vesting of unvested deferred cash and equity awards upon a "double trigger" (i.e., a change in control followed by a qualifying termination of employment). We believe these protections promote stability during a change in control by encouraging our executives to cooperate with and achieve a change in control approved by the Board without being distracted by the possibility of termination or demotion following the transaction. All NEOs are entitled to severance benefits for certain terminations within a limited period of time following a change in control, either as a result of their employment agreement (Messrs. Hooley and Young) or their participation in the Executive Severance Plan (Messrs. Givens, Boehm, and Lark), as further described under "Termination Payments and Potential Termination Payments."

Say-on-Pay

At the 2016 Annual Meeting, the percentage of the votes cast in favor of the Say-on-Pay proposal was 96.47%, indicating stockholder confidence in our pay-for-performance philosophy. The Committee considered the strong support of our stockholders in continuing the current design of the executive compensation program.

Clawback Policy

To mitigate the risk that incentives would be based on erroneous financial results, executive officers that receive incentive compensation, including our NEOs, are subject to our clawback policy. The policy mandates Company recoupment of various award amounts in the event of certain accounting restatements. Such a restatement would trigger the return (or clawback) of incentive compensation for 2016 performance resulting from the Company's material noncompliance with financial reporting requirements under the securities laws. The amount to be returned would equal the portion of a covered annual and/or long-term incentive award in excess of what would have been paid if the results as stated in the restated financials had applied to the award determination. If a clawback is triggered, NEOs would be required to return the value of their covered awards, or a portion thereof, regardless of whether their individual conduct contributed to the financial restatement. The policy also allows the Compensation Committee, in its discretion, to clawback incentive compensation in the event of either a significant ethics policy violation or of non-compliance with a restrictive covenant such as a non-disclosure, non-competition, or non-solicitation obligation, or an obligation to protect and take other actions with respect to Company intellectual property.

Tax Deductibility/Section 162(m)

The annual and long-term incentive plans are both governed by our 2015 Equity and Incentive Plan. We obtained approval of the Plan by our stockholders, which facilitates the deductibility of performance-based compensation under Section 162(m) of the Internal Revenue Code. Our primary focus is applying our executive compensation philosophy in order to attract, retain, and incent our NEOs, and we reserve the right to determine whether to utilize the performance-based compensation exemption.

To facilitate deductibility under the performance-based compensation exemption, the Committee determines NEO participation in the annual short-term cash incentive program, makes PSU grants to NEOs, and sets performance goals for NEO awards within the first ninety days of a performance year. It also determines prior to the end of a performance year whether to make adjustments to performance goals or award payouts if a non-recurring or unexpected event occurs during a performance period.

Page 35 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Chief Executive Officer Matters

Employment Agreement

Mr. Hooley's legacy employment agreement was entered into June 30, 2009 and does not provide for employment through a set date. Prior to approving the agreement, we reviewed leading market and industry practice regarding appropriate and common provisions for executives in senior leadership positions. The agreement:

  ▪
  provides for separation benefits (base salary, life/health premium reimbursements) in the event of a termination without cause within a 24-month period and a pro-rated annual incentive award for the year of termination based on actual goal achievement, subject to Mr. Hooley's execution of a release of claims;

  ▪
  protects Mr. Hooley for a three-year period following a change in control in the event of a termination without cause or resignation for good reason; these "double trigger events" (change in control followed by the qualifying termination) would cause payouts, based on the remainder of the three-year period, of base salary, life/health premium reimbursements and annual incentives, calculated as described under "Termination Payments and Potential Termination Payments"; and

  ▪
  prohibits Mr. Hooley from soliciting employees, soliciting customers for the benefit of a competitor, acquiring an interest in a competitor other than an insignificant interest in a public company, or becoming employed by or consulting on behalf of a competitor for three years following any type of termination of employment.

Although the agreement contains an excise tax gross-up provision, we have committed not to include excise tax gross-up provisions in future executive employment agreements.

The agreement entitles him to a base salary of at least $550,000 and provides that he is to receive an incentive program opportunity as determined by the Compensation Committee. The agreement is further addressed in "Termination Payments and Potential Termination Payments."

Stock Ownership Guidelines

To further align CEO and stockholder interests, we have guidelines that the CEO must maintain stock ownership of at least six times his base salary. Mr. Hooley has reached the ownership threshold. (The non-employee director stock ownership requirements are described under "Board of Directors.")

Retention Award for Mr. Abbaei

In connection with the divestiture of the Company's North American Customer Communications business, the Company entered into a Retention Bonus Agreement with Mr. Abbaei, which provided:

  ▪
  for a cash award of $1,500,000, provided that he remained employed with the Company through the closing date of the transaction; and

  ▪
  for a release of claims and an agreement by Mr. Abbaei of certain restrictive covenants.

The Retention Bonus Agreement also stated that in no event would Mr. Abbaei be entitled to a duplication of benefits under the Company's Executive Severance Plan and the Retention Bonus Agreement. For a description of the payments received by Mr. Abbaei in connection with his departure from DST, please see the section titled "Termination Payments and Potential Termination Payments" beginning on page 45.

DST Systems Inc. | 2017 Proxy Statement | Page 36

COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE FOR 2016

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total

Stephen C. Hooley	2016	$825,000	$4,119,599	$1,569,220	$147,556	$6,661,375
Chairman, CEO, and
President	2015	$825,000	$3,849,993	$1,442,561	$249,973	$6,367,527
	2014	$825,000	$3,499,953	$1,956,481	$174,521	$6,455,955
Gregg Wm. Givens	2016	$460,000	$1,000,096	$575,521	$120,642	$2,156,259
Senior Vice President,
CFO, and Treasurer	2015	$433,000	$799,975	$538,251	$39,210	$1,810,436
	2014	$400,000	$978,987	$620,260	$46,443	$2,045,680
Jonathan J. Boehm	2016	$490,000	$1,100,084	$601,263	$177,686	$2,369,033
Executive Vice President
and Head of Health Care	2015	$480,000	$1,050,028	$553,379	$41,684	$2,125,091
Business
	2014	$450,000	$900,045	$704,146	$53,075	$2,107,266
Vercie L. Lark
Executive Vice President	2016	$460,000	$949,932	$577,159	$39,481	$2,026,572
and Head of Financial
Services
Randall D. Young	2016	$465,000	$650,030	$567,488	$164,146	$1,846,664
Senior Vice President,
General Counsel, and	2015	$454,000	$649,986	$526,774	$48,821	$1,679,581
Corporate Secretary
	2014	$425,000	$929,016	$660,272	$56,189	$2,070,477
Manoochehr "Mike" Abbaei	2016	$228,750	$900,001	$241,202	$1,516,410	$2,886,363
Former Executive Vice
President and Head of	2015	$450,000	$900,039	$555,494	$28,802	$1,934,335
Customer
Communications

(1)
The amounts in the Stock Awards column reflect the aggregate grant date fair value for each respective fiscal year related to both Time RSUs and PSUs granted in 2016, 2015, and 2014. All fair values were computed in accordance with the applicable Accounting Standards Codification (ASC) Stock Compensation topic. Assumptions used in the calculation of these amounts are described in the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Amounts reported include the value of PSUs based on the probable outcome of performance conditions at 100% at the grant date.

If PSUs had been valued at maximum level of performance, the aggregate grant date fair value for all 2016 awards would have been $6,879,744 for Mr. Hooley, $1,670,102 for Mr. Givens, $1,837,070 for Mr. Boehm, $1,586,436 for Mr. Lark, $1,085,556 for Mr. Young, and $1,502,921 for Mr. Abbaei. The Time RSU and PSU vesting terms and conditions are described under "Compensation Discussion and Analysis — 2016 Compensation Details — Long Term Equity Incentives — PSUs and Time RSUs" and "Termination Payments and Potential Termination Payments."

Page 37 | DST Systems Inc. | 2017 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
(2)
Shows the sum of the annual incentive award for 2016 and aggregate earnings during 2016 on deferred cash balances of annual incentive awards for performance years prior to 2014. The deferred cash vesting terms and conditions are described under "Termination Payments and Potential Termination Payments" and are subject to earnings and losses based on hypothetical investment choices as explained following the Nonqualified Deferred Compensation table. We no longer defer any portion of the annual incentive award.
(3)
All Other Compensation includes amounts for various types of compensation, denominated in dollars, as shown below.

All Other Compensation	Stephen C. Hooley	Gregg Wm. Givens	Jonathan J. Boehm	Vercie L. Lark	Randall D. Young	Manoochehr Abbaei

Matching Contribution to 401(k)-2016 plan year	$7,950	$7,950	$7,950	$7,950	$7,950	$7,950
Discretionary Profit Sharing Contribution – 2016 plan year	$10,600	$10,600	$10,600	$10,600	$10,600	$5,300
Life Insurance Premiums	$6,552	$7,670	$32,532	$6,636	$8,424	—
Vacation Payout (1)	—	$86,936	$110,973	$10,894	$95,577	—
Perquisites and Personal Benefits (2)	$122,454	—	$15,630	—	$41,595	—

(1)
In connection with a broader redesign of our paid time off practices, accrued vacation time was paid in 2016.
(2)
The perquisites and personal benefits in the last row of the above table are comprised of the following:

All Other Compensation	Stephen C. Hooley	Jonathan J. Boehm	Randall D. Young

Personal Use of Aircraft in which the Company has a Fractional Interest*	X	—	—
Estate Planning Services	—	—	X
Excess Liability Insurance Premiums	X	X	X
Long-Term Disability Premiums	X	X	X
Non-Business Events at Offsite Planning Meetings	X	X	X
Tax Return Preparation Services	X	—	X

* Mr. Hooley was allowed personal use of the aircraft, as explained in "Compensation Discussion and Analysis." The amount shown for his perquisites includes the incremental cost of aircraft personal use during 2016 of $103,215 (calculated based on the hourly charge for the flight, the fuel charge for the flight, and the ground transportation charge). We did not include in the incremental cost any portion of our monthly aircraft management fee, which we would have paid regardless of the personal use, or depreciation on the plane, which does not vary based on use. Mr. Hooley incurred taxable income as a result of the use, which was not grossed-up for taxes.

The NEOs also participated in 2016 in a program in which the Company, through a donor-advised fund at a community charitable foundation, will match contributions by the NEOs to qualified not-for-profit organizations in an amount equal to two times the contribution, with a $30,000 maximum for the Chief Executive Officer

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COMPENSATION DISCUSSION AND ANALYSIS

under the director match program and a $20,000 maximum for the other NEOs. Contributions were made on behalf of all associates who chose to participate, and we do not believe the contribution directly or indirectly benefited the NEO personally. Matching amounts from the foundation were: $30,000 for Mr. Hooley, $20,000 for Mr. Givens, $20,000 for Mr. Boehm, $20,000 for Mr. Lark, $1,000 for Mr. Young, and $7,500 for Mr. Abbaei.

NON-QUALIFIED DEFERRED COMPENSATION

Deferral Activity and Balances.    The following table provides information regarding NEOs' non-qualified deferred compensation accounts. We describe the various forms of non-qualified deferral programs following the table:

Annual Incentive Program Deferred Cash

Named Executive Officer	Aggregate Earnings (losses) in 2016 (1)	Aggregate Withdrawals/ Distributions in 2016 (2)	Aggregate Balance at December 31, 2016 (3)

Stephen C. Hooley	$22,345	$509,452	$0
Gregg Wm. Givens	$521	$128,918	$0
Jonathan J. Boehm	$(11,237)	$0	$160,253
Vercie L. Lark	$2,159	$141,795	$0
Randall D. Young	$(13,762)	$152,971	$0
Manoochehr "Mike" Abbaei	$8,702	$196,256	$0

(1)
Shows for each NEO the aggregate earnings (losses) during 2016. Participants may direct the investment of their deferral accounts into one or more funds chosen by the administrator. The deferral account is credited with investment returns based on the funds selected.
(2)
Shows the distribution during 2016 of an annual incentive deferred cash award for performance years prior to 2014.
(3)
All amounts shown were vested as of December 31, 2016. Mr. Boehm elected to receive his account balance for the 2013 performance year in a lump sum upon retirement rather than on the vesting date.

Non-qualified Deferral Programs.

Arrangements for Incentive and Equity Awards.    For performance years prior to 2014, we mandated deferral of a portion of each year's annual incentive award. Earnings and losses are credited or debited at least annually. Prior to 2014, NEOs could, by making an election by June 30 of the performance year, extend the future payout of vested deferred cash awards. The elected periods could either be a number of years or until separation from service. Beginning with awards for 2014 compensation, we discontinued deferral elections. Currently, Mr. Boehm is the only NEO who made a deferral election. Upon retirement he will receive his balance in a lump sum.

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COMPENSATION DISCUSSION AND ANALYSIS
GRANTS OF PLAN BASED EQUITY AWARDS FOR 2016

The following table and notes show annual incentive opportunity levels that existed at the beginning of 2016 for, and equity grants during 2016 to, each of the NEOs:

		Estimated Future Payouts			Estimated Future Payouts			All Other
		Under Non-Equity Incentive			Under Equity Incentive			Stock
		Plan Awards(1)			Plan Awards(2)(4)			Awards;
		($)			(#)			No. of	Grant Date
								Shares	Fair Value
Named								of Stock	of Stock
Executive	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	(3)(4)	Awards
Officer	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)

Stephen C. Hooley

Annual Incentive	02/26/16	$618,750	$1,237,500	$1,856,250	—	—	—	—	—
PSUs	02/26/16	—	—	—	6,460	25,838	51,676	—	$2,760,144
Time RSUs	02/26/16	—	—	—	—	—	—	12,726	$1,359,455

Gregg Wm. Givens

Annual Incentive	02/26/16	$230,000	$460,000	$690,000	—	—	—	—	—
PSUs	02/26/16	—	—	—	1,568	6,272	12,544	—	$670,006
Time RSUs	02/26/16	—	—	—	—	—	—	3,090	$330,089

Jonathan J. Boehm

Annual Incentive	02/26/16	$245,000	$490,000	$735,000	—	—	—	—	—
PSUs	02/26/16				1,725	6,899	13,798	—	$736,986
Time RSUs	02/26/16				—	—	—	3,399	$363,098

Vercie L. Lark

Annual Incentive	02/26/16	$230,000	$460,000	$690,000	—	—	—	—	—
PSUs	02/26/16	—	—	—	1,333	5,331	10,662	—	$569,484
Time RSUs	02/26/16	—	—	—	—	—	—	2,626	$280,522
PSUs	05/10/16	—	—	—	139	554	1,108	—	$67,020
Time RSUs	05/10/16	—	—	—	—	—	—	272	$32,905

Randall D. Young

Annual Incentive	02/26/16	$232,500	$465,000	$697,500	—	—	—	—	—
PSUs	02/26/16	—	—	—	1,019	4,077	8,154	—	$435,526
Time RSUs	02/26/16	—	—	—	—	—	—	2,008	$214,505

Manoochehr "Mike" Abbaei

Annual Incentive	02/26/16	$232,500	$465,000	$697,500	—	—	—	—	—
PSUs	02/26/16	—	—	—	1,411	5,644	11,288	—	$602,920
Time RSUs	02/26/16	—	—	—	—	—	—	2,781	$297,080

DST Systems Inc. | 2017 Proxy Statement | Page 40

COMPENSATION DISCUSSION AND ANALYSIS
(1)
The range of annual incentive awards that could have been earned for 2016 performance depended on the level of achievement of performance goals. The amounts shown represent percentages of base salary that were each NEO's threshold, target, and maximum opportunity levels, as further described in "Compensation Discussion and Analysis – Annual Cash Incentive."

  Goal achievement for 2016 has already been determined. The NEOs' actual earned annual incentive awards for 2016 are shown in "Compensation Discussion and Analysis – Annual Cash Incentive."

(2)
The target number is the number of PSUs granted in 2016. They have the potential to vest at a percentage of target based on the achievement of target, threshold, and maximum Adjusted EBITDA goals, as further described under "Compensation Discussion and Analysis – Long-Term Equity Incentives – PSUs and Time RSUs."
(3)
Shows the Time RSUs granted in 2016. They vest annually in one-third increments.
(4)
The allocation of the aggregate grant date fair value between the number of Time RSUs and the number of PSUs (at the target grant level) is explained in "Compensation Discussion and Analysis – Long-Term Equity Incentives – PSUs and Time RSUs – Performance Stock Units." Vesting terms and conditions for these awards are described under "Termination Payments and Potential Termination Payments." When the Company pays a dividend, equivalents accrue on unvested PSUs and Time RSUs in the form of additional unvested units. During 2016, additional units received as dividend equivalents were as follows:

	Additional Dividend Equivalent Units Granted During 2016
Named Executive Officer	PSUs*	Time RSUs

Stephen C. Hooley	982	340
Gregg Wm. Givens	206	92
Jonathan J. Boehm	247	99
Vercie L. Lark	203	71
Randall D. Young	172	77
Manoochehr "Mike" Abbaei	188	39

*     The dividend equivalents for PSUs are shown at target level of performance, if performance is achieved after the three-year performance period.

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COMPENSATION DISCUSSION AND ANALYSIS
OPTION EXERCISES AND STOCK VESTED IN 2016

	Option Awards		Stock Awards*
Named Executive Officer	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)

Stephen C. Hooley			49,776	$5,325,583
Gregg Wm. Givens			8,369	$912,257
Jonathan J. Boehm			12,414	$1,328,186
Vercie L. Lark	15,210	$1,111,806	8,772	$938,525
Randall D. Young			11,638	$1,268,008
Manoochehr "Mike" Abbaei			13,481	$1,484,441

*     These columns show the gross number of units vesting, including dividend equivalents. Shares were withheld from this gross amount for satisfaction of tax withholding obligations.

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COMPENSATION DISCUSSION AND ANALYSIS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

(December 31, 2016)

	Option Awards(1)			Stock Awards(2)
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)

Stephen C. Hooley	50,000	$43.825	12/14/19	4,227	$452,935	25,768	$2,761,019
	38,640	$47.510	12/01/21	7,975	$854,476	12,155	$1,302,373
				12,876	$1,379,672	52,285	$5,602,385
Gregg Wm. Givens	4,049	$47.510	12/01/21	845	$90,586	5,153	$552,182
				1,658	$177,645	2,525	$270,579
				3,126	$334,998	12,692	$1,359,941
				1029	$110,306	—	—
Jonathan J. Boehm	7,087	$47.510	12/01/21	1,087	$116,452	6,627	$710,043
				2,806	$300,715	2,841	$304,442
				3,439	$368,498	13,961	$1,495,892
Vercie L. Lark	22,700	$39.070	06/18/20	907	$97,136	5,522	$591,702
				1,554	$166,468	2,368	$253,757
				2,657	$284,694	10,788	$1,155,907
				—	—	—	—
				274	$29,398	1,118	$119,752
Randall D. Young				785	$84,146	4,786	$512,772
				1,347	$144,330	2,052	$219,893
				2,032	$217,695	8,250	$884,005
				1,029	$110,306	—	—
Manoochehr "Mike" Abbaei				—	—	3,064	$328,329
				—	—	2,841	$304,442
				—	—	11,421	$1,223,773

(1)
Shows vested non-qualified stock options.

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COMPENSATION DISCUSSION AND ANALYSIS
(2)
Shows unvested Time RSUs and PSUs, including dividend equivalents through December 31, 2016. Each row pertains to a different grant, as follows:

Row	Type of Award	Grant Date	Grantees

First	PSU/Time RSU	2/25/14	All NEOs
Second	PSU/Time RSU	2/23/15	All NEOs
Third	PSU/Time RSU	2/26/16	All NEOs
Fourth	Time RSU	7/29/14	Gregg Wm. Givens and Randall D.Young
Fifth	PSU/Time RSU	5/10/16	Vercie L. Lark

The Time RSUs granted in 2014, 2015, and 2016 vest annually in one-third increments. The unvested Time RSUs are subject to forfeiture for termination of employment prior to vesting except for the special vesting events described under "Termination Payments and Potential Termination Payments."

For a further discussion of our PSUs, see "Compensation Discussion and Analysis – Long-Term Equity Incentives – PSUs and Time RSUs."
(3)
Based on a December 31, 2016 closing price of $107.15.

DST Systems Inc. | 2017 Proxy Statement | Page 44

COMPENSATION DISCUSSION AND ANALYSIS
TERMINATION PAYMENTS AND POTENTIAL TERMINATION PAYMENTS

The Compensation Committee has incorporated accelerated vesting terms and conditions into its awards for certain termination of employment events. In the following table, we show the vesting and payout valuations for hypothetical terminations of employment as if they had occurred at December 31, 2016. Shown in the table are termination events* other than the following:

•
a voluntary termination of employment that is not a "retirement"
•
a termination for "cause"

*
each event as defined in the applicable award agreement or plan

These two types of terminations would not have caused accelerated award vesting or separation benefits. Following the table, we give details regarding the valuations as well as the reasons for termination benefits.

At December 31, 2016- Hypothetical Event and Award or Other Benefit to be Valued	Stephen C. Hooley	Gregg Wm. Givens	Jonathan J. Boehm	Vercie L. Lark	Randall D. Young

Death or Disability A
Time RSUs	$1,307,444	$378,454	$417,135	$263,696	$338,701
PSUs	$2,761,041	$552,144	$710,083	$591,682	$512,820
Deferred Cash Accounts	$0	$0	$160,253	$0	$0
Total	$4,068,485	$930,598	$1,287,471	$855,378	$851,521

Retirement B
Time RSUs	N/A	$299,047	$397,723	N/A	$260,366
PSUs	N/A	$507,998	$653,294	N/A	$471,889
Deferred Cash Accounts	N/A	$0	$160,253	N/A	$0
Total	N/A	$807,045	$1,211,270	N/A	$732,255

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COMPENSATION DISCUSSION AND ANALYSIS

At December 31, 2016- Hypothetical Event and Award or Other Benefit to be Valued	Stephen C. Hooley	Gregg Wm. Givens	Jonathan J. Boehm	Vercie L. Lark	Randall D. Young

Termination without cause in connection with a reduction in force C,F,G,I
Time RSUs	$1,231,957	$299,047	$397,723	$247,499	$260,366
PSUs	$2,540,205	$507,998	$653,294	$544,429	$471,889
Deferred Cash Accounts	$0	$0	$160,253	$0	$0
Severance Base Salary	$1,650,000	$460,000	$490,000	$460,000	$465,000
Severance Incentive Award	N/A	$460,000	$490,000	$460,000	N/A
Health and Life Insurance Premiums	$52,221	$18,709	$19,558	$19,558	$26,162
Premium Gross-Up	$44,335	N/A	N/A	N/A	$22,212
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	N/A
Total	$5,518,718	$1,770,754	$2,235,828	$1,756,486	$1,245,629

Termination without cause in connection with a business unit divestiture D,F,G,I
Time RSUs	$1,231,957	$299,047	$397,723	$247,499	$260,366
PSUs	$2,540,205	$507,998	$653,294	$544,429	$471,889
Deferred Cash Accounts	$0	$0	$160,253	$0	$0
Severance Base Salary	$1,650,000	$460,000	$490,000	$460,000	$465,000
Severance Incentive Award	N/A	$460,000	$490,000	$460,000	N/A
Health and Life Insurance Premiums	$52,221	$18,709	$19,558	$19,558	$26,162
Premium Gross-Up	$44,335	N/A	N/A	N/A	$22,212
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	N/A
Total	$5,518,718	$1,770,754	$2,235,828	$1,756,486	$1,245,629

Change in control followed by termination without cause or resignation for good reasonE,H,J
Time RSUs	$2,687,108	$713,405	$785,624	$577,753	$556,430
PSUs	$8,166,973	$1,773,225	$2,066,924	$1,737,009	$1,394,557
Deferred Cash Accounts	$0	$0	$160,253	$0	$0
Severance Base Salary	$2,475,000	$920,000	$980,000	$920,000	$1,395,000
Severance Incentive Award	$3,712,500	$920,000	$980,000	$920,000	$1,395,000
Health and Life Insurance Premiums	$78,331	$37,418	$39,117	$39,117	$78,487
401(k) Profit Sharing Contributions	$48,600	N/A	N/A	N/A	$48,600
Income or Excise Tax Gross-Up	$0	N/A	N/A	N/A	$0
Change of Control Benefit Reduction	$(897,209)	$0	$0	$(676,511)	$0
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	N/A
Total	$16,271,303	$4,389,048	$5,036,918	$3,542,368	$4,868,074

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COMPENSATION DISCUSSION AND ANALYSIS

At December 31, 2016- Hypothetical Event and Award or Other Benefit to be Valued	Stephen C. Hooley	Gregg Wm. Givens	Jonathan J. Boehm	Vercie L. Lark	Randall D. Young

Other termination without cause F,G,I
Severance Base Salary	$1,650,000	$460,000	$490,000	$460,000	$465,000
Severance Incentive Award	N/A	$460,000	$490,000	$460,000	N/A
Health and Life Insurance Premiums	$52,221	$18,709	$19,558	$19,558	$26,162
Premium Gross-Up	$44,335	N/A	N/A	N/A	$22,212
Outplacement Benefits	N/A	$25,000	$25,000	$25,000	N/A
Total	$1,746,556	$963,709	$1,024,558	$964,558	$513,374

Actual Termination Event

Manoochehr Abbaei (terminated in connection with a business unit divestiture on July 1, 2016) K
Annual Incentive Compensation	$232,500
Time RSUs	$562,827
PSUs	$965,270
Deferred Cash Accounts	$196,256
Total	$1,956,853

NOTES REGARDING EFFECT OF VARIOUS EVENTS:

A.  Death or Disability:

  Time RSUs granted in 2014 and 2015 would have accelerated. The performance period for the PSUs granted in 2014 expired on December 31, 2016. These shares will vest on the regularly scheduled vesting date at certification of goal achievement by the Compensation Committee of the Board of Directors. PSUs granted in 2015 would vest on the regularly scheduled vesting date at certification of goal achievement by the Compensation Committee of the Board of Directors. No equity granted in 2016 would have vested because a one-year holding period would not have been satisfied.

  Mr. Boehm would have received a payout of his deferred cash balance.

  No benefits would have been paid under employment agreements or the Executive Severance Plan ("ESP").

  Prorated annual incentive awards for the year of the death or disability are to be paid at a target level of performance (which by year-end was already earned by the NEOs and therefore is not shown in the table).

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COMPENSATION DISCUSSION AND ANALYSIS

B.  Retirement:

  Messrs. Givens, Boehm, and Young were retirement-eligible at year-end for purposes of the 2014 Time RSUs. A pro rata portion of the 2014 Time RSUs scheduled to vest on March 10, 2017 would have vested, based on the number of months worked since the previous grant/vesting dates. The unvested portion of the 2015 Time RSUs would have vested at the time of the event. The performance period for the PSUs granted in 2014 expired at December 31, 2016. Vesting of PSUs granted in 2015 would occur in 2018, based on actual goal achievement for 2015-2017, which has been projected (actual results may differ). No equity granted in 2016 would have vested because a one-year holding period would not have been satisfied.

  Mr. Boehm was retirement-eligible at year-end for purposes of his deferred cash balance.

  No benefits would have been paid under employment agreements or the ESP.

  Prorated annual incentive awards for the year of the retirement are to be paid to retiring executives at the actual level of performance (which by year-end was already earned by Messrs. Givens, Boehm, and Young and therefore is not shown in the table).

C.  Reduction in Force:

  A pro rata portion of the 2014 Time RSUs scheduled to vest on March 10, 2017 would have vested, based on the number of months worked since the previous grant/vesting dates. The unvested portion of the 2015 Time RSUs would have vested at the time of the event. The performance period for the PSUs granted in 2014 expired at December 31, 2016. Vesting of PSUs granted in 2015 would occur in 2018, based on actual goal achievement for 2015-2017, which has been projected (actual results may differ). No equity granted in 2016 would have vested because a one-year holding period would not have been satisfied.

  Mr. Boehm would have received a payout of his deferred cash balance.

  Employment agreement benefits to Messrs. Hooley and Young would have been paid as described in note (F).

  ESP benefits would have been paid to Messrs. Givens, Boehm, and Lark as described in note (I).

D.  Business Unit Divestiture:

  A pro rata portion of the 2014 Time RSUs scheduled to vest on March 10, 2017 would have vested, based on the number of months worked since the previous grant/vesting dates. The unvested portion of the 2015 Time RSUs would have vested at the time of the event. The performance period for the PSUs granted in 2014 expired at December 31, 2016. Vesting of PSUs granted in 2015 would occur in 2018, based on actual goal achievement for 2015-2017, which has been projected (actual results may differ). No equity granted in 2016 would have vested because a one-year holding period would not have been satisfied.

  Mr. Boehm would have received a payout of his deferred cash balance.

  Employment agreement benefits to Messrs. Hooley and Young would have been paid as described in note (F).

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COMPENSATION DISCUSSION AND ANALYSIS

  Under certain circumstances, ESP benefits would have been paid to Messrs. Givens, Boehm, and Lark as described in note (I).

E.  Change in Control Followed within a Limited Period by a Termination without Cause or Resignation for Good Reason:

  Vesting of Time RSUs would have accelerated. The performance period for the PSUs granted in 2014 expired at December 31, 2016. Vesting of PSUs granted in 2015 and 2016 as if the target performance level had been achieved.

  Mr. Boehm would have received a payout of his deferred cash balance.

  Employment agreement benefits to Messrs. Hooley and Young would have been paid as described in note (F).

  ESP benefits would have been paid to Messrs. Givens, Boehm, and Lark as described in note (J).

F.  Employment Agreement Separation Provisions:

  Employment agreements provide for separation benefits (base salary, life/health premium reimbursements) based on a 24-month period for Mr. Hooley and a 12-month period for Mr. Young, as well as a prorated annual incentive award for the year of termination at the actual level of performance (which by year-end was already earned and therefore not shown in the table as an additional benefit).

  For purposes of this table, we calculated health insurance premiums using 2016 COBRA continuation rates and life insurance premiums using 2016 rates.

  The agreement entitles Messrs. Hooley and Young to premium gross-ups as described in note (G).

G.  Employment Agreement Health and Life Insurance Premium Gross-Ups:

  The estimates for Messrs. Hooley and Young are based on our monthly cost of health and life insurance premiums as explained in note (F). To determine the aggregate value of the insurance coverage continuation, we multiplied the monthly health and life insurance premiums by the number of months of taxable insurance coverage continuation to which the executive is entitled under his employment agreement. We then calculated the additional tax gross-up payment we would have been obligated to make in order to put the executive in an after-tax position as if he had never received the taxable insurance coverage continuation.

H.  Employment Agreement Change in Control Separation Provisions; Parachute Taxes:

  Under the employment agreements of Messrs. Hooley and Young, the following benefits are provided upon a termination without cause or resignation for good reason that occurs within the three-year period following the change in control. For purposes of this table, December 31, 2016 is treated as both the date of termination and the change in control.

  ➢
  Base salary for the remainder of the three-year period.
  ➢
  Benefit continuation amounts for the remainder of the three-year period consisting of life and health insurance premiums and estimated 401(k) profit sharing contributions. Note (F) describes the determination of the monthly life and health insurance premium amounts. The profit sharing contribution amounts are based on contributions made for 2016.

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COMPENSATION DISCUSSION AND ANALYSIS
  ➢
  A severance incentive award equal to the aggregate of the annual incentive awards for the three-year period at a target level of performance.
  ➢
  Internal Revenue Code Section 4999 imposes a 20% excise tax on parachute payments ("parachute tax"). The Compensation Committee has formally determined not to include excise tax gross-up provisions in future executive employment agreements. The legacy employment agreements for each of Messrs. Hooley and Young provide that the executive is eligible for a gross-up payment relating to the parachute tax. Any gross-up payment is intended to put the executive in the same after-tax position as if he had not been subject to the parachute tax. For Mr. Hooley, the potential parachute payment is generally subject to a scaleback equal to the largest amount that can be paid without triggering the parachute tax. If the payment is scaled back, there would be no parachute tax and no gross-up payment. However, if Mr. Hooley would retain, after tax, more than 120% of the amount he would retain if the potential parachute payments were scaled back, the cap does not apply and he is entitled to a gross-up payment, not to exceed five times the parachute tax. Mr. Hooley's estimated parachute payments do not exceed the 120% cap; therefore, his payments would be reduced so that he is not subject to the excise tax. Mr. Young's estimated parachute payments do not trigger the excise tax; therefore, he is not subject to an excise tax gross-up.

I.  Executive Severance Plan Separation Provisions:

  Messrs. Givens, Boehm, and Lark participate in our ESP and receive benefits for qualifying terminations of employment, which are terminations for reasons other than death, disability, or by the Company for cause. Upon a qualifying termination, the NEOs will receive the following ESP benefits:

  ➢
  The amount of his annual base salary;
  ➢
  Health plan continuation premiums for 12 months (calculated for purposes of the table using 2017 COBRA continuation rates);
  ➢
  A severance incentive award equal to the annual incentive award at a target level of performance, as well as a prorated annual incentive award at the actual level of performance (which by year-end was already earned by the NEOs and therefore not shown in the table as an additional benefit); and
  ➢
  Reimbursement for outplacement consulting fees of up to $25,000.

J.  Executive Severance Plan Change in Control Separation Provisions:

  The ESP also provides benefits for a qualifying termination of employment during a two-year protection period that begins on the earlier of a potential change in control or actual change in control, each as addressed in the plan. The qualifying terminations include terminations for reasons other than death, disability, or by the Company for cause, as well as terminations by the NEOs for good reason. For purposes of this table, December 31, 2016 is treated as the date of both the qualifying termination and the change in control. Upon a qualifying termination, the NEO will receive:

  ➢
  Twice the amount of his annual base salary;
  ➢
  Health plan continuation premiums for 24 months (calculated for purposes of the table using 2017 COBRA continuation rates);
  ➢
  A severance incentive award equal to twice the annual incentive award at a target level of performance, plus an additional annual incentive award at a target level of performance (which by year-end was already earned by the NEOs and therefore not shown in the table as an additional benefit); and
  ➢
  Reimbursement for outplacement consulting fees of up to $25,000.

DST Systems Inc. | 2017 Proxy Statement | Page 50

COMPENSATION DISCUSSION AND ANALYSIS

  The ESP contains a "best-net cutback" provision such that if the payment of any of these amounts would subject the Company and the executive to the excise tax gross-up provisions of Section 280G of the Internal Revenue Code, the payments would be reduced to an amount below the threshold at which such penalty tax provisions apply if such a reduction (and the avoidance of such penalty taxes) would be more favorable to the executive on an after-tax basis. Mr. Lark's estimated payments would be reduced so that he would not be subject to an excise tax.

K.  Abbaei Termination in Connection with the North American Customer Communications Business Divestiture:

  Mr. Abbaei's service with DST terminated on July 1, 2016 in connection with the divestiture of the Company's North American Customer Communications Business. In connection with his termination, Mr. Abbaei's:

  ➢
  Annual incentive compensation was prorated and paid at target;
  ➢
  Unvested Time RSUs were deemed vested;
  ➢
  PSUs were deemed to have met the time based component but the performance elements remain outstanding. The 2016-2018 PSUs included above are valued based on target level of performance at the Company's stock price of $117.28 on July 1, 2016, the 2014-2016 PSUs and 2015-2017 PSUs were valued as described in the table below; and
  ➢
  Deferred Cash Accounts were paid in accordance with their terms.

Valuation Methods for the Table.

Type of Incentive or Equity Award	Valuation Method

Time RSUs	The Time RSUs valued in the table are described under "Compensation Discussion and Analysis." The amount shown for Time RSUs is the number of units that would vest multiplied by the December 31, 2016 closing price of $107.15 ("Closing Price") and includes dividend equivalents through 2016.
PSUs	The PSUs valued in the table have a three-year performance period and are further described under "Compensation Discussion and Analysis." For purposes of this section, we used the actual goal achievement of the PSUs granted in 2014 (with a 2014-2016 performance period) of 92% and estimated PSUs granted in 2015 (with a 2015-2017 performance period) to be 0% of the target goal level, using the accounting assumptions described in the Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The amount shown for PSUs is the number of units that would vest based on the estimated achievement, multiplied by the Closing Price. We have included in our calculations the PSUs granted as dividend equivalents through 2016. Actual goal achievement for PSUs may differ.
Deferred Cash Accounts existing as of December 31, 2016 under the Annual Incentive Program	The amounts for deferred cash accounts in this table are vested and deferred balances as of December 31, 2016. Annual incentives, of which deferred cash is a component, are described under "Compensation Discussion and Analysis-Annual Cash Incentive."

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COMPENSATION DISCUSSION AND ANALYSIS

REASONS FOR TERMINATION OF EMPLOYMENT PROTECTIONS

The Compensation Committee believes these limited termination of employment protections:

  ▪
  promote NEO retention by generally protecting NEOs against forfeiture of awards for termination of employment outside of their control;
  ▪
  further each NEO's commitment to the Company by accelerating the vesting date of certain awards and accounts if the NEO terminates employment after eligibility for retirement; and
  ▪
  provide stability in the event of a possible change in control.

In consideration of these protections, NEOs accept award agreements in which they commit not to solicit Company employees and customers for one year after termination of employment.

DST Systems Inc. | 2017 Proxy Statement | Page 52

PROPOSAL 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, DST asks stockholders to cast an advisory vote to approve the compensation of our Named Executive Officers disclosed in the "Compensation Discussion and Analysis" section beginning on page 24 of this Proxy Statement.

While this vote is non-binding, DST values the opinions of its stockholders and, consistent with our record of stockholder engagement, will consider the outcome of the vote when making future compensation decisions. In considering your vote, we invite you to review the Compensation Discussion and Analysis.

As described in the Compensation Discussion and Analysis, we believe that DST's executive compensation programs effectively align the interests of our executive officers with those of our stockholders by tying a significant portion of their compensation to DST's performance and by providing a competitive level of compensation needed to recruit, retain, and motivate talented executives critical to DST's long-term success.

We are asking our stockholders to vote FOR, in a non-binding vote, the following resolution:

  RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation as described in Compensation Discussion and Analysis, tabular compensation disclosures, and other narrative executive compensation disclosures in this Proxy Statement, is hereby APPROVED.

The Board has adopted a policy of providing annual advisory votes on the compensation of our Named Executive Officers. The next advisory vote to approve our executive compensation will occur at the 2018 Annual Meeting of Stockholders, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes.

OUR BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

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PROPOSAL 4 — NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTING
PROPOSAL 4 – NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTING

As described in Proposal 3 above, our stockholders are being provided the opportunity to cast an advisory vote on the Company's executive compensation program. The advisory vote on executive compensation described in Proposal No. 3 above is referred to as a "say-on-pay vote."

This Proposal 4 affords stockholders the opportunity to cast an advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual stockholders meetings (or special stockholders meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 4, stockholders may vote to have the say-on-pay vote every year, every two years, or every three years. The alternative securing the most votes will be considered the alternative recommended by the stockholders.

We believe that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. Our Compensation Committee, which administers our executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.

OUR BOARD RECOMMENDS THAT YOU VOTE FOR "ANNUAL" ADVISORY SAY-ON-PAY VOTING.

DST Systems Inc. | 2017 Proxy Statement | Page 54

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CERTAIN TRANSACTION WITH RELATED PERSONS

CEO Relationship.    On July 31, 2012, our Board elected Stephen C. Hooley as a director. Mr. Hooley became Chief Executive Officer and President of the Company on September 13, 2012, and was appointed Chairman on July 29, 2014. He had served as the Company's President and Chief Operating Officer since mid-2009. Mr. Hooley served from 2004 through mid-2009 as President and Chief Executive Officer of Boston Financial Data Services, Inc. ("Boston Financial"), DST's joint venture with State Street Corporation ("State Street"). He served from mid-2009 through April 2013 as non-executive Chairman of Boston Financial. He is currently a member of the board of Boston Financial. Mr. Hooley served in various executive officer and board positions between 2006 and 2013 with International Financial Data Services Limited Partnership ("IFDS, L.P."), and International Financial Data Services Limited ("IFDS UK"), both of which are joint ventures with State Street.

Mr. Hooley's brother, Joseph L. Hooley, is the Chief Executive Officer of State Street. As of December 31, 2016, we held approximately 2.2 million shares of State Street stock, with a market value of approximately $169.6 million.

For 2016, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates, of $2.2 million from IFDS, L.P.

For 2016, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates, of $10.0 million from IFDS UK. IFDS UK uses our workflow application software and participant accounting and recordkeeping for wealth management and retirement savings application software. In addition, certain of our subsidiaries provide other business processing outsourcing services to IFDS UK and its subsidiaries. In 2016, we had consolidated operating revenues of $44.7 million from IFDS UK and its subsidiaries.

For 2016, the Company had equity in earnings of unconsolidated affiliates, net of income taxes provided by the unconsolidated affiliates, of $8.3 million from Boston Financial. Boston Financial uses our mutual fund shareowner accounting and recordkeeping system and services as a remote services client. Certain of our subsidiaries provide other services and license software to Boston Financial and its subsidiaries. In 2016, we had consolidated operating revenues of $92.2 million from Boston Financial and its subsidiaries.

RELATED PERSON TRANSACTION PROCEDURES

Written policies and procedures (the "Procedures") adopted by the Nominating Committee address its review of transactions of $120,000 or more in which the Company participates and a "related person" has a direct or indirect material interest. A "related person" is a director, executive officer, 5% or more stockholder, or immediate family member of any such person.

The Procedures obligate our directors and executive officers to notify our general counsel if they become aware of a transaction that is subject to the Procedures.

For each potential or actual transaction that is or would be a related party transaction, the Nominating Committee considers, where applicable:

  ▪
  whether the transaction is in the best interest of the stockholders;
  ▪
  the significance of the transaction to the Company;
  ▪
  the requirements of the Code of Business Conduct;
  ▪
  the materiality of the transaction and whether the transaction is significantly likely to impair any judgments an executive officer or director would make on our behalf;

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  ▪
  the impact on a non-employee director's independence;
  ▪
  the effect on Compensation Committee independence;
  ▪
  availability of other sources for comparable products or services; and
  ▪
  the terms available to or from unrelated third-parties.

The Procedures prohibit interested Nominating Committee members from reviewing, considering, or approving a related party transaction. If the Nominating Committee does not approve or ratify a transaction, it discusses with management a strategy for terminating the transaction, modifying the structure of the transaction, or not approving the transaction.

As appropriate, the Nominating Committee may review an approved related person transaction on a periodic basis throughout the duration of the transaction to ensure that the transaction remains in the best interest of the Company. In addition, the Nominating Committee may request that the full Board consider the approval or ratification of related person transactions if it deems it advisable.

The Nominating Committee has approved or ratified the transactions referenced above.

DST Systems Inc. | 2017 Proxy Statement | Page 56

ANNUAL MEETING MATTERS
ANNUAL MEETING MATTERS

We are providing this Proxy Statement to you on the Internet, or upon your request, have delivered a printed version of this Proxy Statement to you by mail, in connection with the solicitation by the Board of Directors of DST Systems, Inc. of proxies to be voted at our 2017 Annual Meeting of Stockholders (including at any adjournment or postponement thereof), which will take place at 8:00 a.m. Central Daylight Time on Tuesday, May 9, 2017, at: www.virtualshareholdermeeting.com/DST2017.

These materials were first sent or made available to stockholders on or about March 24, 2017.

These materials include:

➢
the Notice of the Company's 2017 Annual Meeting of Stockholders;

➢
this Proxy Statement; and
➢
the Company's Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.

If you requested printed versions by mail, the materials also include the proxy card or voting instruction form for the Annual Meeting.

We do not know of any other matters on which you will vote at the Annual Meeting. Record holders may appoint the Proxy Committee as their proxy. The Proxy Committee members are Gregg Wm. Givens, Senior Vice President, Chief Financial Officer and Treasurer; Randall D. Young, Senior Vice President, General Counsel, and Secretary, and Aisha Reynolds, Managing Counsel and Assistant Secretary. The Proxy Committee will vote your shares as you direct. If you do not specify how your shares are to be voted, your shares will be voted consistent with the Board's recommendations in this Proxy Statement.

INFORMATION ABOUT THE MEETING

What Do I Need to do to Attend the Annual Meeting on the Internet?

We will be hosting the 2017 Annual Meeting via the Internet. A summary of the information you need to attend the Annual Meeting online is provided below:

➢
Any stockholder can attend the 2017 Annual Meeting via the Internet at www.virtualshareholdermeeting.com/DST2017;

➢
We encourage you to access the Annual Meeting online prior to its start time;

➢
The Annual Meeting starts at 8:00 a.m. Central Time;

➢
Stockholders may vote and submit questions while attending the 2017 Annual Meeting on the Internet;

➢
Please have the 16 digit control number we have provided to you to join the 2017 Annual Meeting; and
➢
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, will be posted on the pre-meeting message found at www.virtualshareholdermeeting.com/DST2017.

Who Can Vote?

Only holders of record of our common stock, par value $.01 per share, at the close of business on March 17, 2017, the record date for voting at the Annual Meeting, are entitled to vote at the Annual Meeting. Our common stock, our only class of voting securities ("DST stock"), is listed on the New York Stock Exchange. On March 17, 2017, we had 31,465,910 shares outstanding.

Use of "Notice and Access"

Pursuant to rules adopted by the SEC, we use the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders. All

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ANNUAL MEETING MATTERS

stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings, and reduce the cost to the Company associated with the physical printing and mailing of materials.

How to Vote

Please follow the easy instructions in the Notice to vote. For additional information about voting, please also see the information contained under "Annual Meeting Matters."

If You Have Questions or Need Assistance Voting Your Shares

If you have any questions or need assistance voting, please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll-free at (888) 750-5835. Banks and brokers may call collect at (212) 750-5833.

Quorum.    In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker "non-votes" as present and entitled to vote for purposes of determining a quorum.

How Stockholders Vote.

Voters include record holders, persons holding DST stock in our tax-qualified benefit plans, and investors holding DST stock through a broker or other nominee.

Common Stock Held of Record.    If you are a stockholder of record, there are four ways to vote:

Internet Voting.    You may vote by proxy via the Internet by following the instructions provided in the Notice.

Telephone Voting.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

Voting by Mail.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

By Internet during the Annual Meeting.    You may attend the Annual Meeting on Tuesday, May 9, 2017 via the Internet at www.virtualshareholdermeeting.com/DST2017 and vote during the Annual Meeting using the 16 digit control number we have provided to you.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or vote by Internet or telephone by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

By casting a paper, Internet or telephone vote (each of which is valid under Delaware law), you appoint our Proxy Committee as your proxy to vote your shares of DST stock. Three of our officers constitute the Proxy Committee, which will vote as specified all shares of DST stock for which it is proxy. To name as proxy someone other than the Proxy Committee, please contact the Corporate Secretary at the address on page 61 for instructions. The person named as replacement proxy must attend and vote at the Annual Meeting. If you do not specify how you are voting your shares, the Proxy Committee intends to vote them for the Board Nominees, for ratification of PricewaterhouseCoopers LLP, for adoption of the Say-on-Pay resolution approving the Company's NEO compensation, for the adoption of the Say-on-Frequency resolution, and in accordance with the discretion of the Proxy Committee on such other matters as properly come before the Annual Meeting.

DST Systems Inc. | 2017 Proxy Statement | Page 58

ANNUAL MEETING MATTERS

Common Stock Held under the Plans.    If you hold shares of DST stock through our benefit plans, you may, by casting a paper, Internet, or telephone vote, instruct the trustee of the benefit plans how to vote the shares allocated to your accounts. Please note that your instructions must be received by the trustee no later than May 4, 2017 at 11:59 PM Eastern Time. The trustee will vote your shares as you instruct. For shares of DST stock not allocated to benefit plan accounts or for which it has not received instructions, the trustee must vote the shares in the same proportion as those shares for which it received instructions. The trustee may vote benefit plan shares either in person or through a proxy. The trustee intends to vote in the same manner as the Proxy Committee on any miscellaneous matters stockholders properly bring before the Annual Meeting.

Common Stock Held through a Broker or Other Nominee.    If your shares are held in a brokerage account at a brokerage firm, bank, broker-dealer, or similar organization, then you are the "beneficial owner" of shares held in "street name," and a Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote your shares. Those instructions are contained in a "voting instruction form." If you request printed copies of the proxy materials by mail, you will receive a voting instruction form. As a beneficial owner, you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank, or other nominee and present it to the inspectors of election at the Annual Meeting with your ballot.

If you are a beneficial owner of shares held in street name, there are four ways to vote:

Internet Voting.    You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found in your Notice.

Telephone Voting.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form.

Voting by Mail.    If you requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

By Internet During the Annual Meeting.    If you wish to vote at the Annual Meeting, you must obtain a legal proxy from your broker, bank, or other nominee. Please contact your broker, bank, or other nominee for instructions regarding obtaining a legal proxy.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters (for which broker discretionary voting is not allowed). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspectors of election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a "broker non-vote." The following table shows the New York Stock Exchange rules with regard to our proposals and broker voting.

Revoking or Changing Your Vote after Submitting Your Proxy.

Stockholders of Record.    If you are a stockholder of record, you may revoke your vote at any time before the final vote at the Annual Meeting by:

  ▪
  Signing and returning a new proxy card with a later date;

  ▪
  Submitting a later-dated vote by telephone or the Internet at  www.proxyvote.com since only your latest telephone or Internet vote received by 11:59 PM Eastern Time on May 8, 2017 will be counted;

  ▪
  Delivering a timely written revocation to our Corporate Secretary; or

  ▪
  Attending the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/DST2017 and voting again.

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ANNUAL MEETING MATTERS

Beneficial Owners.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow its instructions for changing your vote. Alternatively, you may attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/DST2017 and vote again.

VOTING STANDARDS

	Election of Directors	Auditor Ratification	Advisory Approval of Executive Compensation	Advisory Approval of Frequency of Say-on-Pay

Voting Standard	A majority of votes cast	Majority of shares present and entitled to vote	Majority of shares present and entitled to vote	Plurality of votes cast for one of the alternatives
Broker Non-Votes	Not counted as votes cast and therefore no effect	Not applicable	Not counted as entitled to vote and therefore no effect	Will have no effect
Treatment of Abstentions	Not counted as votes cast and therefore no effect	Will be treated as a vote "AGAINST"	Will be treated as a vote "AGAINST"	Will have no effect
Uninstructed Proxy	Will be voted "FOR" the election of nominees	Will be voted "FOR" this item	Will be voted "FOR" this item	Will have no effect
Board Recommendation	"FOR"	"FOR"	"FOR"	"ANNUAL"

GENERAL INFORMATION

Costs of the Solicitation.    We pay the cost of the 2017 Annual Meeting, including the cost of mailing the proxy materials. We may ask directors, officers, and employees to solicit proxies by telephone, in writing, or in person. We have retained Innisfree M&A Incorporated to assist in obtaining proxies. We expect to pay Innisfree less than $15,000, plus expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of DST stock for their expenses in forwarding this Proxy Statement, the Annual Report, and other Company soliciting materials to the beneficial owners.

Stockholder Proposals Submitted Pursuant to Rule 14a-8.    If you desire to have a proposal included in our Proxy Statement for the 2018 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8"), our Corporate Secretary must receive your proposal c/o DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 on or before November 24, 2017. The proposal must comply with applicable securities regulations.

DST Systems Inc. | 2017 Proxy Statement | Page 60

ANNUAL MEETING MATTERS

Stockholder Proposals or Nominations Not Submitted Pursuant to Rule 14a-8.    For a stockholders proposal or nomination that is not intended to be included in our proxy statement for the 2018 Annual Meeting under Rule 14a-8, the stockholder must provide the information required by our bylaws and give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary not earlier than the close of business on January 8, 2018; and no later than the close of business on February 8, 2018. If the date of the annual meeting is advanced by 30 days or delayed by 60 days or more from the anniversary of this year's meeting, notice will be timely if received no earlier than the close of business 120 days and no later than the close of business 90 days in advance of such annual meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made.

Availability of DST's Bylaws.    Our bylaws, which contain provisions regarding the requirements for making stockholder proposals and nominating director candidates, are available on our website at investors.dstsystems.com/govdocs.

Availability of Annual Report.    The Annual Report on Form 10-K for the fiscal year ended December 31, 2016 as filed with the SEC includes a list of all exhibits. We will furnish copies of exhibits listed in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, if you request them in writing from our Corporate Secretary at DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105. We will ask you to pay our reasonable expenses in furnishing such exhibits. You may make such request only if you are a beneficial owner of DST stock entitled to vote at the Annual Meeting and you identify yourself as such. The Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including any specific exhibits filed with it, are available at investors.dstsystems.com/filings and www.sec.gov.

Availability of Stockholder Lists.    We will provide the record holder list virtually during the Annual Meeting if any stockholder wishes to examine it for any purpose pertaining to the meeting. We will also make the list available during regular business hours at the above address for the ten-day period before the Annual Meeting.

Householding for Broker Customers.    Services that deliver materials to broker customers may deliver to multiple stockholders sharing the same address a single copy of the Notice, and if applicable, our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Proxy Statement. If you received a single copy at an address shared by other stockholders, we will promptly deliver to you upon your written or verbal request a separate copy of the Notice and, if applicable, our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Proxy Statement. Please make your request in writing to our Corporate Secretary at DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 or by calling (816) 435-8655. To receive separate copies of the proxy materials in the future from your broker or nominee, or to receive only one copy per household, please contact the bank, broker, or other nominee holding your shares.

Interested Party Communications with our Directors.    Interested parties and stockholders may communicate in writing with the Board, the Lead Independent Director, any director, or any group of directors such as all non-employee directors or all members of a Board committee. You may direct communications to the directors at directorcommunications@dstsystems.com or by writing to The Governance/Nominating Committee c/o Corporate Secretary, at DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105.

Our Corporate Secretary will distribute communications to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, our Board has requested that certain items that are unrelated to its duties and responsibilities be excluded such as: spam, junk mail, and mass mailings; service complaints; resumes and other forms of job inquires; surveys; and business solicitations and advertisements. In addition, material that is unduly hostile, threatening, obscene or similarly unsuitable will be excluded. Any communication that is so excluded remains available to any director upon request.

Page 61 | DST Systems Inc. | 2017 Proxy Statement

BR233326-NPS-0117

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. DST SYSTEMS, INC. 333 WEST 11TH STREET KANSAS CITY, MO 64105 During The Meeting - Go to www.virtualshareholdermeeting.com/DST2017 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E20247-P87714 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DST SYSTEMS, INC. The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) 04) 05) Joseph C. Antonellis Jerome H. Bailey Lynn Dorsey Bleil Gary D. Forsee Stephen C. Hooley The Board of Directors recommends you vote FOR proposals 2 and 3, and ANNUAL for proposal 4. For Against Abstain ! ! ! ! ! ! 2. Ratify the Audit Committee's Selection of PricewaterhouseCoopers LLP. 3. Adopt an Advisory Resolution to Approve Named Executive Officer Compensation ("Say on Pay"). Annual 2 yrs. 3 yrs. Abstain ! ! ! ! 4. Adopt an Advisory Resolution on the Frequency of Future "Say on Pay" Voting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date V.1.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E20248-P87714 DST SYSTEMS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 9, 2017 8:00 AM CENTRAL DAYLIGHT TIME THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE The DST Board of Directors is making four proposals. The proposals are not related to or conditioned on the approval of any other proposals which may come before the Annual Meeting. If you hold registered shares in certificate form or in a book entry account with DST’s transfer agent as of the close of business on the Record Date (March 17, 2017), you hereby appoint the Proxy Committee to vote these shares as specified. The Proxy Committee appointed by the DST Board is comprised of Randall D. Young, Gregg Wm. Givens and Aisha Reynolds. If you do not specify how you authorize the Proxy Committee to vote these shares, you authorize it to vote FOR the nominees listed in Proposal 1, FOR Proposals 2 and 3, and ANNUAL for frequency for "Say on Pay" Voting presented at the Annual Meeting or any adjournment thereof, and to vote in their respective discretion on other proposals that may properly come before such meeting. If you are a participant in the DST Employee Stock Ownership Plan, you are eligible to vote the total number of shares held in your plan account as of the close of business on the Record Date. If you fail to return this Voting Card or do not specify your vote, the Trustee of the applicable plan will vote the shares allocated to your benefit plan account in the same proportion as the shares held by the plan for which the Trustee receives voting instructions. You may revoke this proxy in the manner described in the Proxy Statement dated March 24, 2017, receipt of which you hereby acknowledge. PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. Continued and to be signed on the reverse side V.1.2